UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3361

Fidelity Massachusetts Municipal Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Massachusetts Municipal Income Fund Fidelity® Massachusetts Municipal Money Market Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Massachusetts Municipal Income Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Massachusetts Municipal Money Market Fund
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Massachusetts Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2019	Past 1 year	Past 5 years	Past 10 years
Fidelity® Massachusetts Municipal Income Fund	2.15%	3.43%	4.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Massachusetts Municipal Income Fund on January 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,338	Fidelity® Massachusetts Municipal Income Fund
$15,610	Bloomberg Barclays Municipal Bond Index

Fidelity® Massachusetts Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted healthy gains for the 12 months ending January 31, 2019, supported by lower bond issuance and solid U.S. economic growth. The Bloomberg Barclays Municipal Bond Index returned 3.26% for the fiscal year. Tax reform had a significant impact on both the supply of and demand for tax-exempt bonds during the period. In the final months of 2017, municipal issuers accelerated their bond financings in order to issue tax-exempt debt under the old tax rules, prompting a surge in supply. Investors absorbed this excess supply, anticipating that issuance would fall significantly in 2018. The municipal market turned lower early in the period, as domestic fixed-income markets reacted to robust economic data and signs of inflation, before stabilizing in March and rallying through August. The municipal market experienced volatility in September and October amid concerns of an economic slowdown, then rebounded in December and January. Gross municipal bond issuance declined notably year-over-year. There was little differentiation in performance across municipal sectors for the period. General obligation bonds gained 3.38%, and within this segment, state and local bonds performed similarly.

Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Kevin Ramundo:  For the fiscal year ending January 31, 2018, the fund gained 2.15%, lagging, net of fees, the 3.19% advance of the Bloomberg Barclays Massachusetts Enhanced Municipal Bond Index Linked. Relative to this state benchmark, differences in the way fund holdings and index components were priced detracted from fund performance. The fund's underweighting in certain high-quality bonds also detracted on a relative basis. In contrast, the fund maintained modestly less sensitivity to interest rates and was overweight the 10-year part of the yield curve versus the aforementioned benchmark, positioning that added relative value. The portfolio's overweighting in bonds with ratings in the lower tiers of the investment-grade universe also added relative value, as these securities generally outpaced higher-quality bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On September 1, 2018, Elizah McLaughlin joined the municipal bond portfolio management team, succeeding Mark Sommer, who retired from Fidelity on December 31, 2018, after 27 years with the firm. On August 1, 2018, the fund's supplemental, state-specific benchmark changed from Bloomberg Barclays Massachusetts 3+ Year Enhanced Municipal Bond Index to Bloomberg Barclays Massachusetts Enhanced Municipal Bond Index. The new customized supplemental benchmark allows for the inclusion of shorter-maturity bonds, which lowers duration (interest rate sensitivity) to a level more in line with the fund’s competitive universe.

Fidelity® Massachusetts Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of January 31, 2019

% of fund's net assets
Education	25.8
General Obligations	20.0
Health Care	17.7
Special Tax	12.3
Transportation	11.2

Quality Diversification (% of fund's net assets)

As of January 31, 2019
AAA	1.5%
AA,A	75.8%
BBB	11.9%
BB and Below	0.5%
Not Rated	3.4%
Short-Term Investments and Net Other Assets	6.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Massachusetts Municipal Income Fund

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 93.6%
	Principal Amount	Value
Guam - 0.1%
Guam Int'l. Arpt. Auth. Rev. Series C, 5% 10/1/21 (a)	1,365,000	1,407,643
Massachusetts - 93.5%
Berkshire Wind Pwr. Coop. Corp.:
(Wind Proj.) Series 1, 5.25% 7/1/30 (Pre-Refunded to 1/1/20 @ 100)	$5,000,000	$5,162,000
Series 2017 2:
5% 7/1/22	350,000	385,760
5% 7/1/25	505,000	592,370
5% 7/1/26	925,000	1,098,364
5% 7/1/27	700,000	838,411
5% 7/1/30	480,000	560,966
Series 2017, 5% 7/1/21	700,000	751,695
Boston Wtr. & Swr. Commission Rev.:
Series 2012 A, 4% 11/1/25	2,950,000	3,184,879
Series 2016 B:
5% 11/1/34	1,000,000	1,125,870
5% 11/1/35	1,500,000	1,687,365
5% 11/1/36	1,700,000	1,907,451
Sr. Series A, 5.25% 11/1/19	1,135,000	1,165,308
Braintree Gen. Oblig.:
5% 5/15/26	2,300,000	2,775,640
5% 5/15/27	2,000,000	2,450,580
5% 5/15/28	600,000	744,294
Cambridge Gen. Oblig. Series 12:
5% 1/1/23	865,000	946,682
5% 1/1/24	340,000	372,106
Framingham Gen. Oblig. Series 2012 A:
4% 12/1/20	1,260,000	1,314,621
4% 12/1/24	1,360,000	1,465,903
Lynn Wtr. & Swr. Commission Gen. Rev. Series 2003 A, 5% 12/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	440,000	441,210
Marshfield Gen. Oblig.:
5% 11/1/20	1,780,000	1,884,130
5% 11/1/21	1,730,000	1,883,711
Massachusetts Bay Trans. Auth.:
Series 1991 A, 7% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,130,000	1,189,743
7% 3/1/21	565,000	594,945
Massachusetts Bay Trans. Auth. Assessment Rev. Series 2012 A, 5% 7/1/22	6,110,000	6,779,167
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2003 C, 5.25% 7/1/23	3,950,000	4,535,825
Series 2005 B, 5.5% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	5,157,280
Series 2006 A:
5.25% 7/1/29	3,005,000	3,805,412
5.25% 7/1/32	6,745,000	8,668,944
Series 2010 B:
5% 7/1/26	1,000,000	1,043,570
5% 7/1/28	1,000,000	1,042,720
5% 7/1/30	1,000,000	1,041,860
Series 2015 A:
5% 7/1/40	14,570,000	16,248,027
5% 7/1/45	14,125,000	15,656,291
Massachusetts Clean Energy Coop. Corp. Series 2013:
5% 7/1/25	2,795,000	3,155,890
5% 7/1/30	3,725,000	4,167,493
Massachusetts Clean Wtr. Trust:
(Pool Prog.):
Series 2004 A, 5.25% 2/1/24	1,170,000	1,364,314
Series 6, 5.25% 8/1/19	30,000	30,086
Series 8, 5% 8/1/20	105,000	105,320
Series 14, 5% 8/1/38	8,390,000	8,510,061
Series 18:
5% 2/1/28	3,500,000	3,996,440
5% 2/1/29	6,355,000	7,240,188
Series 2002 A, 5.25% 8/1/20	245,000	245,786
Series 2012 B:
5% 8/1/27	295,000	325,860
5% 8/1/27 (Pre-Refunded to 8/1/22 @ 100)	5,605,000	6,219,420
5% 8/1/28	330,000	364,284
5% 8/1/28 (Pre-Refunded to 8/1/22 @ 100)	6,240,000	6,924,029
Series 6, 5.5% 8/1/30	1,310,000	1,314,166
5% 8/1/28 (Pre-Refunded to 8/1/19 @ 100)	3,480,000	3,537,698
Massachusetts Commonwealth Trans. Fund Rev.:
(Accelerated Bridge Prog.) Series 2014 A, 5% 6/1/44	22,295,000	24,716,683
(Rail Enhancement & Accelerated Bridge Prog.) Series 2018 A:
5% 6/1/35	2,885,000	3,387,105
5% 6/1/36	3,035,000	3,546,974
(Rail Enhancement & Accelerated Bridge Progs.) Series 2018 A, 5.25% 6/1/43	14,575,000	17,018,062
(Rail Enhancement Prog.) Series 2015 A, 5% 6/1/45	17,750,000	19,704,985
Series 2017 A, 5% 6/1/32	4,580,000	5,417,865
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Bonds Series 2019 A, 5%, tender 1/1/23 (b)	6,320,000	7,041,870
Series 2010 B:
5% 1/1/22	10,000,000	10,291,400
5% 1/1/25	13,340,000	13,721,391
5% 1/1/26	4,210,000	4,329,227
5% 1/1/27	7,000,000	7,196,980
5% 1/1/30	5,000,000	5,139,750
5% 1/1/32	3,495,000	3,588,212
5% 1/1/35	4,230,000	4,348,229
Massachusetts Dev. Fin. Agcy. Hosp. Rev. Series 2013:
5.25% 11/15/36	3,000,000	3,301,200
5.25% 11/15/41	4,620,000	5,023,696
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College, MA Proj.) Series 2017, 5% 10/1/47	5,500,000	6,176,940
(Babson College, MA. Proj.) Series 2017:
5% 10/1/28	465,000	558,595
5% 10/1/29	735,000	872,202
5% 10/1/42	4,000,000	4,508,320
(Boston College Proj.) Series T:
5% 7/1/37	1,415,000	1,631,849
5% 7/1/38	3,685,000	4,234,949
5% 7/1/39	4,450,000	5,099,834
5% 7/1/42	2,805,000	3,192,286
(Boston Univ. Proj.) Series U4, 5.7% 10/1/40 (Pre-Refunded to 10/1/19 @ 100)	3,100,000	3,182,429
(Broad Institute Proj.) Series 2017:
5% 4/1/33	10,145,000	11,918,346
5% 4/1/34	2,500,000	2,922,275
5% 4/1/35	2,455,000	2,859,412
5% 4/1/37	1,500,000	1,732,155
(Broad Institute Proj.) Series 2017, 5% 4/1/36	2,205,000	2,557,227
(Carleton-Willard Village Proj.) Series 2010:
4.75% 12/1/20	1,435,000	1,473,429
5.25% 12/1/25	820,000	842,288
5.625% 12/1/30	1,000,000	1,025,570
(Deerfield Academy Proj.) 5% 10/1/40	10,500,000	10,993,395
(Lesley Univ. Proj.) Series 2016:
5% 7/1/29	1,640,000	1,898,858
5% 7/1/32	1,905,000	2,167,204
5% 7/1/33	2,020,000	2,286,539
5% 7/1/36	2,000,000	2,241,320
5% 7/1/39	5,800,000	6,443,162
(Newbridge On The Charles Proj.) Series 2017:
4% 10/1/24 (c)	500,000	511,425
4% 10/1/25 (c)	500,000	511,135
4% 10/1/26 (c)	500,000	509,570
4% 10/1/27 (c)	350,000	354,592
5% 10/1/37 (c)	1,000,000	1,049,370
5% 10/1/47 (c)	1,000,000	1,031,850
5% 10/1/57 (c)	6,000,000	6,160,800
(Partners HealthCare Sys. Proj.) Series 2011 K6, 5.375% 7/1/41 (Pre-Refunded to 7/1/20 @ 100)	7,000,000	7,349,370
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S:
5% 7/1/25	1,000,000	1,176,950
5% 7/1/31	21,180,000	24,739,723
5% 7/1/34	750,000	860,790
(Partners Healthcare Sys., Inc.) Series 2012, 5% 7/1/31	4,870,000	5,202,280
(Suffolk Univ. Proj.) Series 2017:
5% 7/1/21	750,000	796,073
5% 7/1/22	875,000	948,413
5% 7/1/23	1,420,000	1,566,033
5% 7/1/24	1,000,000	1,119,800
5% 7/1/25	1,500,000	1,700,790
5% 7/1/26	1,935,000	2,219,387
5% 7/1/27	2,085,000	2,409,572
5% 7/1/28	4,300,000	4,931,369
(Suffolk Univ., Proj.) Series 2017, 5% 7/1/32	1,000,000	1,116,900
(Tufts Med. Ctr. Proj.) Series 2011:
6.25% 1/1/27	5,000,000	5,403,650
6.875% 1/1/41	3,790,000	4,117,759
(UMASS Boston Student Hsg. Proj.) Series 2016:
5% 10/1/29	3,120,000	3,453,965
5% 10/1/30	1,100,000	1,208,405
5% 10/1/31	1,200,000	1,310,676
5% 10/1/32	1,240,000	1,349,182
5% 10/1/33	1,235,000	1,337,740
(UMass Memorial Health Care Proj.) Series K:
5% 7/1/28	1,260,000	1,453,460
5% 7/1/29	1,320,000	1,514,608
5% 7/1/30	1,390,000	1,581,250
5% 7/1/38	3,750,000	4,078,800
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	10,000,000	9,952,300
(Univ. of Massachusetts Health Cr., Inc.) Series 2011 H, 5.5% 7/1/31	370,000	395,419
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/34	1,425,000	1,576,520
5% 10/1/35	1,495,000	1,647,610
5% 10/1/46	4,250,000	4,577,123
(Wheaton College, MA. Proj.) Series 2017 H:
5% 1/1/20	1,000,000	1,028,594
5% 1/1/21	1,560,000	1,652,602
5% 1/1/22	1,120,000	1,220,094
5% 1/1/23	1,440,000	1,605,629
5% 1/1/24	1,100,000	1,251,877
5% 1/1/29	1,435,000	1,716,088
5% 1/1/31	1,580,000	1,859,154
5% 1/1/32	1,665,000	1,946,268
5% 1/1/33	1,745,000	2,024,881
5% 1/1/34	1,835,000	2,118,434
5% 1/1/35	1,000,000	1,148,560
5% 1/1/36	1,000,000	1,141,870
5% 1/1/42	5,775,000	6,446,921
5% 1/1/47	1,895,000	2,107,809
5% 1/1/53	3,425,000	3,776,576
Series 2008 B:
0% 1/1/37 (Assured Guaranty Corp. Insured)	1,745,000	886,128
0% 1/1/40 (Assured Guaranty Corp. Insured)	5,000,000	2,179,950
0% 1/1/41 (Assured Guaranty Corp. Insured)	5,000,000	2,077,200
0% 1/1/42 (Assured Guaranty Corp. Insured)	5,000,000	1,982,150
Series 2011 B, 5% 7/1/41	6,520,000	6,954,102
Series 2011 H, 5.125% 7/1/26	5,595,000	5,956,325
Series 2011:
5% 10/1/20	1,215,000	1,278,824
5.25% 10/1/41	5,485,000	5,884,802
5.5% 7/1/31 (Pre-Refunded to 7/1/21 @ 100)	7,380,000	8,015,123
6.25% 1/1/27 (Pre-Refunded to 1/1/21 @ 100)	7,485,000	8,104,010
6.875% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	5,750,000	6,291,478
Series 2012 G:
5% 10/1/23	2,245,000	2,414,834
5% 10/1/24	1,625,000	1,746,615
5% 10/1/25	1,600,000	1,718,448
5% 10/1/26	2,170,000	2,328,909
5% 10/1/27	2,235,000	2,396,859
5% 10/1/28	1,240,000	1,328,809
Series 2012 J, 5% 7/1/42	7,000,000	7,584,920
Series 2012, 5% 7/1/36 (Pre-Refunded to 7/1/21 @ 100)	6,000,000	6,446,040
Series 2013 A:
6.25% 11/15/33 (Pre-Refunded to 11/15/23 @ 100) (c)	2,245,000	2,669,956
6.5% 11/15/43 (Pre-Refunded to 11/15/23 @ 100) (c)	4,000,000	4,798,400
Series 2013 F:
4% 7/1/32	2,050,000	2,105,842
4% 7/1/43	21,685,000	21,684,349
5% 7/1/27	1,300,000	1,436,552
5% 7/1/37	3,925,000	4,211,564
Series 2013 G, 5% 7/1/44	17,110,000	17,949,759
Series 2013 P, 5% 7/1/43	12,320,000	13,695,651
Series 2013 X, 5% 10/1/48	14,920,000	16,244,448
Series 2013, 5% 7/1/21	1,085,000	1,160,614
Series 2014 A:
5% 3/1/32	1,700,000	1,896,418
5% 3/1/33	1,250,000	1,392,525
5% 3/1/39	4,000,000	4,394,160
5% 3/1/44	15,765,000	17,263,936
Series 2014 F:
5% 7/15/19	350,000	353,640
5% 7/15/20	300,000	309,855
5% 7/15/21	300,000	316,374
5% 7/15/22	400,000	430,084
5% 7/15/23	350,000	382,750
5% 7/15/24	400,000	436,028
5% 7/15/25	550,000	597,141
5% 7/15/26	500,000	540,685
5% 7/15/27	200,000	215,238
5% 7/15/28	320,000	342,870
5.625% 7/15/36	800,000	862,256
5.75% 7/15/43	4,700,000	5,033,935
Series 2014 M4, 5% 7/1/44	15,000,000	16,249,050
Series 2014 P:
5% 10/1/32	5,000,000	5,692,350
5% 10/1/46	7,080,000	7,772,920
Series 2015 D, 5% 7/1/44	10,975,000	11,627,793
Series 2015 F, 5% 8/15/45	18,290,000	19,592,248
Series 2015 H1:
5% 7/1/26	3,585,000	4,103,463
5% 7/1/29	3,750,000	4,233,150
5% 7/1/30	1,800,000	2,019,564
5% 7/1/31	1,190,000	1,327,052
5% 7/1/32	1,000,000	1,109,630
5% 7/1/33	1,000,000	1,105,350
Series 2015 O2:
5% 7/1/27	8,635,000	10,055,803
5% 7/1/29	4,495,000	5,179,499
Series 2015 Q:
5% 8/15/28	1,000,000	1,168,750
5% 8/15/29	1,000,000	1,163,460
5% 8/15/32	1,500,000	1,728,480
5% 8/15/33	1,500,000	1,723,605
5% 8/15/34	1,790,000	2,052,199
5% 8/15/38	1,690,000	1,924,454
Series 2015:
5% 1/1/25	3,525,000	3,983,426
5% 1/1/27	2,695,000	3,014,169
5% 1/1/28	1,850,000	2,057,385
5% 1/1/29	2,945,000	3,258,289
Series 2016 A, 5.25% 1/1/42	7,000,000	7,642,530
Series 2016 E:
5% 7/1/31	1,000,000	1,103,290
5% 7/1/32	2,200,000	2,413,642
5% 7/1/33	1,500,000	1,638,510
5% 7/1/34	1,500,000	1,630,365
5% 7/1/35	1,500,000	1,623,285
5% 7/1/36	1,000,000	1,077,490
5% 7/1/37	2,000,000	2,144,300
Series 2016 I:
5% 7/1/27	1,150,000	1,327,330
5% 7/1/29	1,580,000	1,800,852
5% 7/1/30	2,400,000	2,713,272
5% 7/1/31	2,000,000	2,242,720
5% 7/1/32	1,610,000	1,796,374
5% 7/1/34	3,035,000	3,367,363
5% 7/1/36	2,000,000	2,203,820
5% 7/1/37	1,470,000	1,613,766
5% 7/1/38	1,000,000	1,093,020
5% 7/1/41	10,055,000	10,867,846
Series 2016 N:
5% 12/1/34	1,000,000	1,143,020
5% 12/1/36	2,520,000	2,852,186
Series 2016:
4% 10/1/36	1,250,000	1,305,300
5% 7/1/26	1,710,000	1,991,158
5% 7/1/29	2,000,000	2,278,140
5% 7/1/30	2,000,000	2,262,480
5% 7/1/31	1,700,000	1,909,899
5% 10/1/32	1,760,000	2,030,406
5% 9/1/33	475,000	549,029
5% 10/1/33	1,500,000	1,723,770
5% 10/1/34	1,500,000	1,715,985
5% 9/1/35	375,000	430,125
5% 10/1/35	1,500,000	1,709,355
5% 7/1/36	3,000,000	3,291,330
5% 9/1/36	315,000	359,919
5% 9/1/37	840,000	940,976
5% 10/1/37	2,000,000	2,260,120
5% 10/1/39	5,000,000	5,614,000
5% 7/1/40	5,325,000	5,967,515
5% 7/1/41	5,145,000	5,560,922
5% 9/1/46	3,235,000	3,630,802
5% 10/1/46	4,000,000	4,450,960
5% 10/1/48	1,000,000	1,049,180
5% 9/1/52	9,115,000	9,985,847
Series 2017:
5% 7/1/20	165,000	170,833
5% 7/1/21	180,000	190,103
5% 7/1/22	180,000	193,329
5% 7/1/25	1,105,000	1,296,176
5% 7/1/26	160,000	177,965
5% 7/1/27	1,000,000	1,207,030
5% 7/1/37	600,000	642,888
5% 7/1/42	2,110,000	2,242,656
5% 7/1/47	2,250,000	2,381,108
Series 2018:
5% 9/1/27	1,010,000	1,169,156
5% 9/1/29	1,390,000	1,604,825
5% 9/1/31	1,530,000	1,736,627
5% 9/1/33	1,185,000	1,331,608
5% 9/1/38	4,805,000	5,255,997
5% 6/1/43	4,740,000	5,390,233
5% 9/1/43	4,445,000	4,806,601
5% 6/1/48	7,000,000	7,936,180
Series 2019 S1:
5% 10/1/20 (d)	3,325,000	3,447,327
5% 10/1/21 (d)	3,490,000	3,718,560
Series B, 0% 1/1/39 (Assured Guaranty Corp. Insured)	3,200,000	1,468,800
Series BB1, 5% 10/1/46	355,000	396,560
Series L, 5% 7/1/41 (Pre-Refunded to 7/1/21 @ 100)	4,900,000	5,264,266
Series N 2016:
5% 12/1/41	14,700,000	16,314,060
5% 12/1/46	7,000,000	7,733,110
5% 3/1/34	4,375,000	4,867,231
5.25% 7/1/25	1,000,000	1,096,840
5.25% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,111,790
5.25% 7/1/26	1,000,000	1,093,400
5.25% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	1,000,000	1,111,790
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt., Inc. Proj.) Series 2002, 2.25%, tender 5/1/19 (a)(b)(c)	4,000,000	3,999,874
Series 2009, 5.75%, tender 5/1/19 (b)	2,000,000	2,020,064
Massachusetts Edl. Fing. Auth. Rev.:
Series 2010 A, 5.5% 1/1/22	3,500,000	3,618,020
Series 2016 J:
5% 7/1/22 (a)	6,350,000	6,924,104
5% 7/1/23 (a)	4,825,000	5,370,225
Series 2017 A:
4% 7/1/21 (a)	1,000,000	1,041,980
5% 7/1/22 (a)	2,000,000	2,180,820
5% 7/1/23 (a)	1,500,000	1,669,500
5% 7/1/24 (a)	2,000,000	2,267,660
5% 7/1/25 (a)	4,500,000	5,173,740
5% 7/1/26 (a)	3,920,000	4,561,626
Massachusetts Gen. Oblig.:
Series 2004 A, 5.5% 8/1/30	2,000,000	2,569,840
Series 2006 B, 5.25% 9/1/22	5,360,000	6,013,223
Series 2007 A, 3 month U.S. LIBOR + 0.570% 2.273% 5/1/37 (b)(e)	19,470,000	18,920,167
Series 2014 E:
5% 9/1/29	7,500,000	8,253,375
5% 9/1/30	5,000,000	5,495,000
5% 9/1/31	8,000,000	8,786,160
Series 2015 C:
5% 7/1/40	12,730,000	14,164,671
5% 7/1/45	22,075,000	24,400,601
Series 2016 A, 5% 3/1/46	12,985,000	14,295,187
Series 2016 B:
5% 7/1/31	19,965,000	23,247,645
5% 7/1/33	5,500,000	6,356,075
5% 7/1/35	5,500,000	6,312,295
5% 7/1/36	10,260,000	11,738,363
5% 7/1/37	8,495,000	9,682,431
Series 2016:
5% 3/1/31	1,500,000	1,694,460
5% 3/1/32	7,500,000	8,449,275
Series 2017 A:
5% 4/1/34	6,875,000	7,981,944
5% 4/1/35	16,830,000	19,433,601
5% 4/1/42	18,490,000	20,890,742
Series 2017 C, 5% 10/1/26	15,000,000	18,156,450
Series 2017 D:
5% 2/1/33	2,550,000	2,969,067
5% 2/1/36	20,000,000	22,946,000
Series 2017 F:
5% 11/1/38	10,000,000	11,494,200
5% 11/1/39	10,000,000	11,461,200
Series 2018 B, 5% 1/1/32	5,000,000	5,913,750
Series 2019 A:
5% 1/1/35	5,000,000	5,912,700
5% 1/1/37	10,000,000	11,721,800
5% 1/1/49	10,000,000	11,426,500
5.25% 1/1/44	10,000,000	11,728,700
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Berklee College Proj.):
5% 10/1/19	230,000	230,621
5% 10/1/21	225,000	225,637
5% 10/1/23	140,000	140,399
5% 10/1/25	415,000	416,174
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22	4,345,000	4,364,335
(Cape Cod Healthcare Proj.) Series 2004 D, 6% 11/15/28 (Pre-Refunded to 11/15/19 @ 100)	2,735,000	2,826,158
(Northeastern Univ. Proj.) Series 2009 Y1, 5% 10/1/19	1,730,000	1,767,524
(Winchester Hosp. Proj.) Series 2010 H, 5.25% 7/1/38	18,995,000	19,796,399
Series 2010 C:
5% 7/1/30	4,460,000	4,636,571
5.125% 7/1/35	930,000	963,424
Massachusetts Port Auth. Rev.:
Series 2010 A:
5% 7/1/34	2,000,000	2,079,760
5% 7/1/40	12,000,000	12,459,840
Series 2012 A:
5% 7/1/37 (a)	2,000,000	2,147,420
5% 7/1/42 (a)	10,300,000	11,045,308
Series 2012 B:
5% 7/1/25	4,150,000	4,584,132
5% 7/1/27	6,570,000	7,225,292
5% 7/1/28	5,030,000	5,526,461
Series 2014 B, 5% 7/1/39 (a)	4,965,000	5,408,027
Series 2014 C:
5% 7/1/28	3,000,000	3,444,180
5% 7/1/29	4,205,000	4,813,716
5% 7/1/30	3,000,000	3,414,570
Series 2015 A:
5% 7/1/28	460,000	535,688
5% 7/1/28 (a)	500,000	573,900
5% 7/1/29 (a)	1,245,000	1,424,255
5% 7/1/30	1,400,000	1,616,790
5% 7/1/30 (a)	1,450,000	1,648,665
5% 7/1/40 (a)	2,000,000	2,192,460
5% 7/1/45 (a)	3,500,000	3,813,600
5% 7/1/45	5,570,000	6,194,341
Series 2016 A:
5% 7/1/26	695,000	835,772
5% 7/1/28	760,000	903,009
5% 7/1/30	1,660,000	1,950,068
5% 7/1/32	1,970,000	2,292,450
5% 7/1/36	3,760,000	4,312,607
Series 2016 B:
4% 7/1/46 (a)	10,875,000	11,049,109
5% 7/1/43 (a)	6,410,000	7,063,243
Series 2017 A:
5% 7/1/30 (a)	1,280,000	1,494,861
5% 7/1/31 (a)	1,095,000	1,268,120
5% 7/1/32 (a)	1,370,000	1,579,953
5% 7/1/33 (a)	1,250,000	1,432,538
5% 7/1/35 (a)	2,000,000	2,269,820
5% 7/1/36 (a)	1,720,000	1,943,910
5% 7/1/42 (a)	4,110,000	4,565,059
Massachusetts Port Auth. Spl. Facilities Rev.:
(BosFuel Corp. Proj.) Series 2007:
5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,000,000	1,002,618
5% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,560,000	1,564,212
5% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,000,000	1,002,910
(BosFuel Proj.) Series 2007, 5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	5,175,000	5,189,335
(ConRAC Proj.) Series 2011 A, 5.125% 7/1/41	13,000,000	13,748,670
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2011 B:
5% 10/15/41	25,065,000	26,763,154
5.25% 10/15/35	12,500,000	13,482,500
Series 2012 A, 5% 8/15/23	15,000,000	16,656,450
Series 2012 B, 5% 8/15/30	18,400,000	20,186,824
Series 2013 A, 5% 5/15/43	18,675,000	20,502,722
Series 2016 A:
5% 11/15/40	7,335,000	8,219,161
5% 11/15/41	7,710,000	8,624,329
Massachusetts Spl. Oblig. Dedicated Tax Rev. Series 2005:
5.25% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,270,000	4,551,735
5.5% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,259,160
5.5% 1/1/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,770,000	6,090,336
Massachusetts State College Bldg. Auth. Rev.:
Series 2002 A, 0% 5/1/22 (Escrowed to Maturity)	2,250,000	2,107,395
Series 2003 B:
0% 5/1/28 (XL Cap. Assurance, Inc. Insured)	6,080,000	4,749,574
5.375% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,825,000	1,908,165
Series 2009 B:
5% 5/1/35 (Pre-Refunded to 5/1/20 @ 100)	5,560,000	5,786,459
5% 5/1/40 (Pre-Refunded to 5/1/20 @ 100)	4,625,000	4,813,376
Series 2012 A:
5% 5/1/36	5,470,000	5,907,381
5% 5/1/36 (Pre-Refunded to 5/1/22 @ 100)	1,890,000	2,079,567
5% 5/1/41	7,205,000	7,753,084
5% 5/1/41 (Pre-Refunded to 5/1/22 @ 100)	2,795,000	3,075,339
Series 2012 B:
5% 5/1/29	2,000,000	2,185,420
5% 5/1/30	1,870,000	2,038,450
5% 5/1/37	3,075,000	3,316,880
5% 5/1/43	11,125,000	11,964,048
Series 2014 B:
5% 5/1/39	2,500,000	2,778,050
5% 5/1/44	13,935,000	15,391,626
Series 2014 D:
5% 5/1/39	7,575,000	8,509,907
5% 5/1/41	4,515,000	5,050,298
Series 2016 A:
5% 5/1/38	11,450,000	12,891,097
5% 5/1/41	7,960,000	8,903,738
5% 5/1/49	12,015,000	13,367,048
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,800,000	1,658,232
Sr. Series A:
0% 1/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,110,000	4,440,743
0% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,700,000	6,042,344
0% 1/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	33,195,000	24,980,565
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1992 A, 6.5% 7/15/19 (Escrowed to Maturity)	1,475,000	1,507,057
Series 2011 B, 5% 8/1/36 (Pre-Refunded to 8/1/21 @ 100)	4,110,000	4,431,155
Series 2011 C, 5.25% 8/1/42	8,425,000	9,012,897
Series 2012 A, 5% 8/1/37	8,000,000	8,717,920
Series 2016 B, 5% 8/1/40	4,625,000	5,218,341
Series 2016 C:
5% 8/1/34	10,000,000	11,535,900
5% 8/1/35	12,550,000	14,413,424
5% 8/1/40	20,500,000	23,129,945
Plymouth Gen. Oblig. 5% 10/15/19	500,000	511,552
Reading Gen. Oblig. Series 2012:
5% 2/1/20	1,165,000	1,204,165
5% 2/1/22	1,245,000	1,366,637
5% 2/1/23	1,185,000	1,335,791
Springfield Gen. Oblig. Series 2017:
5% 3/1/20	2,715,000	2,810,891
5% 3/1/23	1,775,000	1,996,449
5% 3/1/24	2,225,000	2,562,978
5% 3/1/25	2,420,000	2,834,836
Univ. of Massachusetts Bldg. Auth. Facilities Rev.:
(Bldg. Auth. Proj.) Series 2015 1:
5% 11/1/27	3,500,000	4,139,660
5% 11/1/28	6,000,000	7,059,420
5% 11/1/29	6,230,000	7,300,189
5% 11/1/30	6,000,000	6,985,800
Series 2014 1, 5% 11/1/44	20,445,000	22,597,245
Westfield Gen. Oblig. Series 2014:
5% 3/1/26	2,990,000	3,433,238
5% 3/1/27	2,740,000	3,130,505
Worcester Gen. Oblig. Series 2001 A, 5.25% 8/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	310,000	310,915

TOTAL MASSACHUSETTS		2,001,787,270

TOTAL MUNICIPAL BONDS
(Cost $1,968,607,668)		2,003,194,913

Municipal Notes - 6.0%
Massachusetts - 6.0%
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston Univ. Proj.):
Series U-6C, 1.5% 2/1/19, LOC TD Banknorth, NA, VRDN (b)	13,840,000	$13,840,000
Series U-6E, 1.62% 2/1/19, LOC TD Banknorth, NA, VRDN (b)	23,600,000	23,600,000
(Partners HealthCare Sys. Proj.) Series 2014 M1, 1.61% 2/1/19, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,880,000	2,880,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 25 11, 1.63% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)	1,685,000	1,685,000
Massachusetts Gen. Oblig.:
(Central Artery Proj.) Series 2000 B, 1.58% 2/1/19 (Liquidity Facility TD Banknorth, NA), VRDN (b)	24,540,000	24,540,000
Series 2006 A, 1.65% 2/1/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	35,795,000	35,794,988
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.) Series 2009 J2, 1.55% 2/1/19, LOC JPMorgan Chase Bank, VRDN (b)	9,180,000	9,180,000
(Henry Heywood Memorial Hosp. Proj.) Series 2009 C, 1.63% 2/1/19, LOC TD Banknorth, NA, VRDN (b)	3,600,000	3,600,000
Series 2008 N1, 1.48% 2/1/19 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (b)	7,500,000	7,500,000
Series 2009 K1, 1.58% 2/1/19, LOC Barclays Bank PLC, VRDN (b)	5,845,000	5,845,000

TOTAL MASSACHUSETTS		128,464,988

TOTAL MUNICIPAL NOTES
(Cost $128,464,999)		128,464,988
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $2,097,072,667)		2,131,659,901
NET OTHER ASSETS (LIABILITIES) - 0.4%		8,341,504
NET ASSETS - 100%		$2,140,001,405

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,596,972 or 1.0% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Education	25.8%
General Obligations	20.0%
Health Care	17.7%
Special Tax	12.3%
Transportation	11.2%
Water & Sewer	5.5%
Others* (Individually Less Than 5%)	7.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,097,072,667)		$2,131,659,901
Cash		217,475
Receivable for fund shares sold		811,489
Interest receivable		18,916,363
Prepaid expenses		2,519
Other receivables		4,983
Total assets		2,151,612,730
Liabilities
Payable for investments purchased on a delayed delivery basis	$7,157,811
Payable for fund shares redeemed	1,517,661
Distributions payable	2,082,402
Accrued management fee	631,224
Other affiliated payables	170,196
Other payables and accrued expenses	52,031
Total liabilities		11,611,325
Net Assets		$2,140,001,405
Net Assets consist of:
Paid in capital		$2,107,619,164
Total distributable earnings (loss)		32,382,241
Net Assets, for 179,092,499 shares outstanding		$2,140,001,405
Net Asset Value, offering price and redemption price per share ($2,140,001,405 ÷ 179,092,499 shares)		$11.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Interest		$67,287,582
Expenses
Management fee	$7,456,667
Transfer agent fees	1,597,650
Accounting fees and expenses	378,780
Custodian fees and expenses	14,948
Independent trustees' fees and expenses	7,751
Registration fees	32,197
Audit	57,218
Legal	8,309
Miscellaneous	14,825
Total expenses before reductions	9,568,345
Expense reductions	(26,878)
Total expenses after reductions		9,541,467
Net investment income (loss)		57,746,115
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(2,945,543)
Total net realized gain (loss)		(2,945,543)
Change in net unrealized appreciation (depreciation) on investment securities		(8,494,742)
Net gain (loss)		(11,440,285)
Net increase (decrease) in net assets resulting from operations		$46,305,830

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,746,115	$60,569,355
Net realized gain (loss)	(2,945,543)	8,556,276
Change in net unrealized appreciation (depreciation)	(8,494,742)	9,409,452
Net increase (decrease) in net assets resulting from operations	46,305,830	78,535,083
Distributions to shareholders	(65,706,504)	–
Distributions to shareholders from net investment income	–	(60,477,865)
Distributions to shareholders from net realized gain	–	(4,758,148)
Total distributions	(65,706,504)	(65,236,013)
Share transactions
Proceeds from sales of shares	484,372,606	338,459,491
Reinvestment of distributions	40,434,106	42,283,225
Cost of shares redeemed	(535,186,405)	(351,574,839)
Net increase (decrease) in net assets resulting from share transactions	(10,379,693)	29,167,877
Total increase (decrease) in net assets	(29,780,367)	42,466,947
Net Assets
Beginning of period	2,169,781,772	2,127,314,825
End of period	$2,140,001,405	$2,169,781,772
Other Information
Undistributed net investment income end of period		$972,119
Shares
Sold	40,900,381	27,834,672
Issued in reinvestment of distributions	3,397,922	3,484,642
Redeemed	(45,041,902)	(28,952,037)
Net increase (decrease)	(743,599)	2,367,277

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts Municipal Income Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$12.07	$11.99	$12.61	$12.73	$11.99
Income from Investment Operations
Net investment income (loss)A	.327	.340	.358	.390	.405
Net realized and unrealized gain (loss)	(.075)	.107	(.467)	(.079)	.763
Total from investment operations	.252	.447	(.109)	.311	1.168
Distributions from net investment income	(.327)	(.340)	(.358)	(.389)	(.405)
Distributions from net realized gain	(.045)	(.027)	(.153)	(.042)	(.023)
Total distributions	(.372)	(.367)	(.511)	(.431)	(.428)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.95	$12.07	$11.99	$12.61	$12.73
Total ReturnC	2.15%	3.75%	(.92)%	2.54%	9.91%
Ratios to Average Net AssetsD
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.46%	.46%
Expenses net of all reductions	.45%	.45%	.46%	.46%	.46%
Net investment income (loss)	2.75%	2.80%	2.85%	3.13%	3.29%
Supplemental Data
Net assets, end of period (000 omitted)	$2,140,001	$2,169,782	$2,127,315	$2,275,398	$2,227,164
Portfolio turnover rate	12%	16%	25%	11%	8%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 1/31/19
1 - 7	78.4
8 - 30	1.9
31 - 60	2.2
61 - 90	2.3
91 - 180	9.4
> 180	5.8

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of January 31, 2019
Variable Rate Demand Notes (VRDNs)	32.9%
Tender Option Bond	35.7%
Other Municipal Security	26.0%
Investment Companies	6.1%
Net Other Assets (Liabilities)*	(0.7)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

1/31/19
Fidelity® Massachusetts Municipal Money Market Fund	0.98%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Massachusetts Municipal Money Market Fund

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 32.9%
	Principal Amount	Value
Alabama - 0.4%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1.64% 2/7/19, VRDN (a)(b)	$6,800,000	$6,800,000
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1.64% 2/7/19, VRDN (a)(b)	400,000	400,000
Series 2002, 1.63% 2/7/19, VRDN (a)(b)	2,100,000	2,100,000
		2,500,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1999 B, 1.54% 2/7/19, VRDN (a)(b)	2,400,000	2,400,000
Indiana - 0.3%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.):
Series 2003 A, 1.68% 2/7/19, VRDN (a)(b)	2,900,000	2,900,000
Series 2003 B, 1.59% 2/7/19, VRDN (a)(b)	400,000	400,000
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.):
Series H, 1.54% 2/7/19, VRDN (b)	1,900,000	1,900,000
Series I, 1.54% 2/7/19, VRDN (b)	900,000	900,000
		6,100,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 A, 1.8% 2/7/19, VRDN (b)	1,600,000	1,600,000
St Marys Kansas Poll. Cont. Rev. (Kansas Gas and Elec. Co. Proj.) Series 1994, 1.75% 2/7/19, VRDN (b)	4,500,000	4,500,000
		6,100,000
Kentucky - 0.0%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 1.55% 2/7/19, VRDN (a)(b)	500,000	500,000
Louisiana - 0.9%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.6% 2/7/19, VRDN (b)	5,280,000	5,280,000
Series 2010 B1, 1.67% 2/7/19, VRDN (b)	11,600,000	11,600,000
		16,880,000
Massachusetts - 30.1%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 1.45% 2/7/19, LOC Citibank NA, VRDN (b)	17,850,000	17,850,000
Series 2010 A2, 1.44% 2/7/19, LOC Barclays Bank PLC, VRDN (b)	17,905,000	17,905,000
Massachusetts Dev. Fin. Agcy. Indl. Dev. Rev. (Monkiewicz Realty Trust Proj.) 1.53% 2/7/19, LOC Bank of America NA, VRDN (a)(b)	720,000	720,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Salem Heights Apts. Proj.) Series 2003 A, 1.44% 2/7/19, LOC Fed. Home Ln. Bank of Boston, VRDN (a)(b)	11,600,000	11,600,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 1.48% 2/7/19, LOC Bank of America NA, VRDN (b)	6,900,000	6,900,000
(Boston Univ. Proj.):
Series U-6E, 1.62% 2/1/19, LOC TD Banknorth, NA, VRDN (b)	7,670,000	7,670,000
Series U3, 1.35% 2/7/19, LOC Northern Trust Co., VRDN (b)	15,950,000	15,950,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 1.44% 2/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	11,695,000	11,695,000
(Clark Univ. Proj.) 1.4% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	28,610,000	28,610,000
(College of the Holy Cross Proj.) Series 2008 A, 1.5% 2/1/19, LOC Bank of America NA, VRDN (b)	2,700,000	2,700,000
(Fifteen-O-Five West Housatonic LLC Proj.) Series 2007, 1.44% 2/7/19, LOC HSBC Bank U.S.A., NA, VRDN (a)(b)	1,730,000	1,730,000
(Governor Dummer Academy Issues Proj.) Series 2006, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	3,795,000	3,795,000
(Seven Hills Foundation and Affiliates Proj.):
Series 2008 A, 1.46% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	7,710,000	7,710,000
Series 2008 B, 1.46% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	3,545,000	3,545,000
(Wilber School Apts. Proj.) Series 2008 A, 1.45% 2/7/19, LOC Bank of America NA, VRDN (b)	7,985,000	7,985,000
Series 2001, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	3,160,000	3,160,000
Series 2006, 1.43% 2/7/19, LOC PNC Bank NA, VRDN (b)	22,195,000	22,195,000
Series 2010, 1.45% 2/7/19, LOC Manufacturers & Traders Trust Co., VRDN (b)	6,315,000	6,315,000
Massachusetts Gen. Oblig. Series 2001 C, 1.43% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	23,885,000	23,885,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.):
Series 2009 J1, 1.46% 2/7/19, LOC JPMorgan Chase Bank, VRDN (b)	25,500,000	25,500,000
Series 2009 J2, 1.55% 2/1/19, LOC JPMorgan Chase Bank, VRDN (b)	1,420,000	1,420,000
Series 2009 K, 1.44% 2/7/19, LOC Bank of America NA, VRDN (b)	13,600,000	13,600,000
(Massachusetts Institute of Technology Proj.) Series 2001 J2, 1.35% 2/7/19, VRDN (b)	63,275,000	63,275,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 1.45% 2/7/19, LOC JPMorgan Chase Bank, VRDN (b)	34,020,000	34,020,000
(Williams College Proj.) Series I, 1.35% 2/7/19, VRDN (b)	9,976,000	9,976,000
Series 2009 O-1, 1.46% 2/7/19, LOC Fed. Home Ln. Bank of Boston, VRDN (b)	13,385,000	13,385,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. (Princeton Westford Proj.) Series 2015 A, 1.44% 2/7/19, LOC Bank of America NA, VRDN (b)	16,325,000	16,325,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Series 2013 F, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)(b)	24,695,000	24,695,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev. 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	500,000	500,000
Massachusetts Indl. Fin. Agcy. Rev. (Governor Dummer Academy Proj.) Series 1996, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (b)	5,000,000	5,000,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1999 B, 1.42% 2/7/19, LOC Landesbank Hessen-Thuringen, VRDN (b)	2,600,000	2,600,000
Series 2002 C, 1.58% 2/1/19, LOC Landesbank Hessen-Thuringen, VRDN (b)	5,900,000	5,900,000
Series 2008 C2, 1.46% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	2,170,000	2,170,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 1.4% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (b)	85,520,000	85,520,000
FHLMC Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev.:
(Archstone Reading Apts. Proj.) Series 2004 A, 1.52% 2/7/19, LOC Freddie Mac, VRDN (a)(b)	24,840,000	24,840,000
(Tammy Brook Apts. Proj.) Series 2009, 1.43% 2/7/19, LOC Freddie Mac, VRDN (b)	5,855,000	5,855,000
FNMA Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Avalon Acton Apts. Proj.) Series 2006, 1.48% 2/7/19, LOC Fannie Mae, VRDN (a)(b)	45,000,000	45,000,000
		581,501,000
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1.64% 2/7/19, VRDN (a)(b)	3,700,000	3,700,000
North Carolina - 0.1%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 1.63% 2/7/19, VRDN (a)(b)	1,000,000	1,000,000
South Carolina - 0.0%
Berkeley County Indl. Dev. Rev.:
(Nucor Corp. Proj.) Series 1995, 1.64% 2/7/19, VRDN (a)(b)	200,000	200,000
Series A, 1.55% 2/7/19, VRDN (a)(b)	420,000	420,000
		620,000
Tennessee - 0.0%
Memphis-Shelby County Indl. Dev. Board Facilities Rev. Series 2007, 1.64% 2/7/19, VRDN (a)(b)	100,000	100,000
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1.52% 2/7/19, VRDN (a)(b)	4,400,000	4,400,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1.62% 2/7/19, VRDN (a)(b)	3,600,000	3,600,000
		8,000,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $636,201,000)		636,201,000

Tender Option Bond - 35.7%
California - 0.8%
California Health Facilities Fing. Auth. Participating VRDN Series 16 XG 00 49, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	1,700,000	1,700,000
Dignity Health Participating VRDN Series DBE 80 11, 1.63% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	13,600,000	13,600,000
		15,300,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	2,200,000	2,200,000
Florida - 0.0%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.42%, tender 5/2/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	395,000	395,000
Illinois - 0.1%
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	1,000,000	1,000,000
Massachusetts - 34.7%
Billerica Gen. Oblig. Bonds Series Solar 17 0027, 1.56%, tender 2/7/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	3,400,000	3,400,000
Boston Gen. Oblig. Participating VRDN Series Floaters XF 26 08, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,400,000	2,400,000
Massachusetts Clean Wtr. Trust Participating VRDN:
Series Clipper 05 36, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	2,088,000	2,088,000
Series Clipper 09 30, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	12,200,000	12,200,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN:
Series 2016 20, 1.55% 2/1/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(c)	35,040,000	35,040,000
Series Floaters XF 06 10, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,900,000	2,900,000
Series Floaters XF 26 06, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,400,000	2,400,000
Series Floaters ZF 25 67, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,300,000	3,300,000
Series Floaters ZF 25 68, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,865,000	4,865,000
Massachusetts Dev. Fin. Agcy. Participating VRDN Series Floaters XM 03 68, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	11,800,000	11,800,000
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN:
Series 15 XF0245, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	8,135,000	8,135,000
Series 2016 XM0137, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,865,000	2,865,000
Series Floaters E 130, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	12,600,000	12,600,000
Series Floaters XF 26 07, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,600,000	3,600,000
Series Floaters XF 27 05, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,740,000	4,740,000
Series Floaters ZF 27 22, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	8,600,000	8,600,000
Series Floaters ZM 05 72, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,000,000	4,000,000
Series MS 3373, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,100,000	7,100,000
Series MS 3389X, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	2,500,000	2,500,000
Series ROC II R 11999X, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	6,785,000	6,785,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 39, 1.52% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)(c)	13,055,000	13,055,000
Massachusetts Gen. Oblig. Participating VRDN:
Series 16 XM0221, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,300,000	1,300,000
Series Clipper 09 37, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	36,075,000	36,075,000
Series Clipper 09 67, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	55,470,000	55,470,000
Series Clipper 09 69, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	38,156,000	38,156,000
Series Floaters E 116, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	19,540,000	19,540,000
Series Floaters G4, 1.45% 2/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	19,500,000	19,500,000
Series Floaters G9, 1.45% 2/7/19 (Liquidity Facility Royal Bank of Canada) (b)(c)	5,700,000	5,700,000
Series Floaters XF 05 28, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	1,190,000	1,190,000
Series Floaters XF 05 30, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,865,000	4,865,000
Series Floaters XF 25 65, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	12,750,000	12,750,000
Series Floaters XF 25 74, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,700,000	3,700,000
Series Floaters XF 27 06, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	15,800,000	15,800,000
Series Floaters XG 01 42, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	2,991,000	2,991,000
Series Floaters XM 03 72, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,650,000	6,650,000
Series Floaters XM 04 28, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	7,500,000	7,500,000
Series Floaters XM 07 10, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,125,000	3,125,000
Series Floaters ZF 26 93, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	13,400,000	13,400,000
Series Floaters ZF 26 95, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,900,000	5,900,000
Series Floaters ZM 05 79, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	2,235,000	2,235,000
Massachusetts Health & Edl. Facilities Auth. Participating VRDN Series XL 00 17, 1.46% 2/7/19 (Liquidity Facility Barclays Bank PLC) (b)(c)	10,785,000	10,785,000
Massachusetts Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series Clipper 09 39, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(c)	15,450,000	15,450,000
Series Floaters XF 00 47, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	9,600,000	9,600,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
Series 16 ZM0173, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada)(b)(c)	10,000,000	10,000,000
Series EGL 14 C031A, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	13,875,000	13,875,000
Series EGL 15 0004, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	45,460,000	45,460,000
Series EGL 15 001, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	41,710,000	41,710,000
Series EGL 15 002, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	50,000,000	50,000,000
Series EGL 15 003, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	35,340,000	35,340,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, SIFMA Municipal Swap Index + 0.180% 1.61%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)(e)	4,000,000	4,000,000
Massachusetts Wtr. Resources Auth. Participating VRDN Series XM 02 87, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,200,000	2,200,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Participating VRDN:
Series Floaters XF 25 02, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	3,450,000	3,450,000
Series Floaters XF 27 01, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	1,200,000	1,200,000
Saugus Gen. Oblig. Participating VRDN Series Floaters XF 06 81, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	4,615,000	4,615,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Participating VRDN:
Series Floaters XF 25 88, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (b)(c)	4,170,000	4,170,000
Series XL 0042, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	8,380,000	8,380,000
		670,455,000
Ohio - 0.0%
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.55% 2/7/19 (Liquidity Facility Bank of America NA) (b)(c)	300,000	300,000
Pennsylvania - 0.0%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	100,000	100,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	300,000	300,000
		400,000
Texas - 0.0%
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (b)(c)(d)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $690,150,000)		690,150,000

Other Municipal Security - 26.0%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds Series 2010 A1, SIFMA Municipal Swap Index + 0.100% 1.53%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	13,615,000	13,615,000
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.8% tender 2/6/19, CP mode	1,200,000	1,200,000
Massachusetts - 24.8%
Avon Gen. Oblig. BAN Series 2018, 3% 9/26/19	6,200,000	6,239,605
Billerica Gen. Oblig. BAN Series 2018:
3% 6/28/19	2,600,000	2,611,822
3% 9/27/19	2,374,000	2,386,915
Boston Gen. Oblig. Bonds Series 2016 A, 5% 3/1/19	2,500,000	2,506,933
Bourne Gen. Oblig. BAN Series 2018, 3.25% 11/15/19	3,509,042	3,541,186
Chicopee Gen. Oblig. BAN Series 2018, 3% 8/22/19	5,296,000	5,325,394
Falmouth Gen. Oblig. BAN Series 2019, 3% 2/4/20 (f)	8,500,000	8,603,275
Franklin Gen. Oblig. BAN Series 2018, 3% 5/17/19	3,300,000	3,310,900
Gloucester Gen. Oblig. BAN Series 2018 B, 3% 9/20/19	6,200,000	6,240,409
Massachusetts Bay Trans. Auth. Assessment Rev. Bonds Series 2012 A, 5% 7/1/19	8,700,000	8,808,933
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2010 C, 5% 7/1/19	2,300,000	2,329,002
Massachusetts Clean Wtr. Trust Bonds Series 14, 5% 8/1/19 (Pre-Refunded to 8/1/19 @ 100)	1,775,000	1,801,466
Massachusetts Dev. Fin. Agcy. Series 2019, 1.73% 3/5/19, LOC TD Banknorth, NA, CP	2,500,000	2,500,000
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds Series 2005, 1.83% tender 2/1/19 (Massachusetts Elec. Co. Guaranteed), CP mode (a)	19,500,000	19,500,000
Massachusetts Dev. Fin. Agcy. Rev. Bonds:
Series 2009, 5.75% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	6,400,000	6,500,221
Series 2015 O3, 0.005% x SIFMA Municipal Swap Index 1.91%, tender 1/29/20 (b)(e)	1,600,000	1,602,003
Massachusetts Edl. Fing. Auth. Rev. Bonds:
Series 2012 J, 5% 7/1/19 (a)	1,150,000	1,163,214
Series 2013, 5% 7/1/19 (a)	4,730,000	4,788,927
Massachusetts Gen. Oblig.:
Bonds:
Series 2009 A, 5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	600,000	601,643
Series 2013 A, 5% 4/1/19	1,465,000	1,472,684
Series 2014, 3% 7/1/19	1,680,000	1,687,368
Series 2017 B, 2.03% 2/1/20 (b)(e)	2,580,000	2,585,354
RAN:
Series 2018 A, 4% 4/25/19	2,550,000	2,562,666
Series 2018 B, 4% 5/23/19	17,800,000	17,911,671
Series 2018 C, 4% 6/20/19	1,500,000	1,511,713
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Partners HealthCare Sys., Inc. Proj.) Series 2010 J1, 5% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	3,535,000	3,581,465
Series 2010 J1, 5% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	3,600,000	3,645,304
Series H1:
1.65% tender 3/6/19, CP mode	7,200,000	7,200,000
1.68% tender 3/4/19, CP mode	7,100,000	7,100,000
1.78% tender 2/1/19, CP mode	6,500,000	6,500,000
1.78% tender 2/4/19, CP mode	5,500,000	5,500,000
1.78% tender 2/5/19, CP mode	7,000,000	7,000,000
Series H2:
1.78% tender 2/6/19, CP mode	10,600,000	10,600,000
1.78% tender 2/7/19, CP mode	10,400,000	10,400,000
Series 2018, 1.76% 3/11/19, CP	16,000,000	16,000,000
Series 2019:
1.75% 10/2/19, CP	10,400,000	10,400,000
1.75% 10/10/19, CP	28,000,000	28,000,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds Series 92, 1.78% tender 2/4/19, CP mode	300,000	300,000
Massachusetts Port Auth. Rev.:
Series 12A:
1.83% 4/3/19, LOC TD Banknorth, NA, CP	11,000,000	11,000,000
1.84% 2/12/19, LOC TD Banknorth, NA, CP	7,000,000	7,000,000
Series 12B:
1.65% 5/9/19, LOC TD Banknorth, NA, CP (a)	10,000,000	10,000,000
1.87% 2/12/19, LOC TD Banknorth, NA, CP (a)	21,100,000	21,100,000
1.87% 4/3/19, LOC TD Banknorth, NA, CP (a)	20,000,000	20,000,000
Massachusetts Spl. Oblig. Rev. Bonds Series 2005 A, 5.5% 6/1/19	2,250,000	2,276,502
Massachusetts State College Bldg. Auth. Rev. Bonds Series 2009 A, 5.5% 5/1/19 (Pre-Refunded to 5/1/19 @ 100)	4,975,000	5,019,951
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series B1, 5% 8/1/19	12,280,000	12,464,944
Series 99:
1.86% 5/2/19, LOC State Street Bank & Trust Co., Boston, CP	17,000,000	17,000,000
1.86% 5/9/19, LOC State Street Bank & Trust Co., Boston, CP	17,000,000	17,000,000
Medford Gen. Oblig.:
BAN Series 2019, 3% 7/19/19	2,000,000	2,009,269
Bonds Series 2011 B, 4% 3/1/19	3,490,000	3,495,762
Middleborough Gen. Oblig. BAN Series 2019, 3% 10/4/19	5,000,000	5,033,562
Millis Gen. Oblig. BAN Series 2018, 3% 11/1/19	3,300,000	3,323,463
Nantucket Gen. Oblig. BAN:
Series 2018 A, 3% 5/24/19	1,883,447	1,890,278
Series A, 2.5% 2/22/19	3,161,235	3,162,454
Series B, 3% 5/24/19	4,179,934	4,193,756
North Middlesex Reg'l. School District BAN Series 2019, 3% 2/5/20 (f)	11,500,000	11,635,470
Revere Gen. Oblig. Bonds Series 2009:
5% 4/1/19 (Pre-Refunded to 4/1/19 @ 100)	1,745,000	1,753,834
5% 4/1/19 (Pre-Refunded to 4/1/19 @ 100)	1,000,000	1,005,431
Salisbury Gen. Oblig. BAN Series 2018, 3% 9/13/19	3,308,000	3,329,293
Shrewsbury Gen. Oblig. BAN Series 2018, 3% 7/19/19	3,500,000	3,515,172
Somerville Gen. Oblig. BAN Series 2018, 3% 6/7/19	14,700,000	14,755,613
Stow Gen. Oblig. BAN Series 2018, 3% 5/1/19	6,105,000	6,121,806
Topsfield Gen. Oblig. BAN Series 2018, 3% 5/10/19	6,562,292	6,582,186
Waltham Gen. Oblig. BAN:
Series 2018, 3% 6/27/19	3,400,000	3,415,356
Series 2019, 3% 6/27/19	10,550,000	10,593,783
Westborough Gen. Oblig. BAN Series 2018, 3% 5/31/19	18,700,000	18,775,073
Westfield Gen. Oblig. BAN:
Series 2018 A, 3% 6/14/19	2,700,000	2,710,812
Series 2018, 3% 10/31/19	3,720,000	3,745,532
Weston Gen. Oblig. BAN Series 2018, 2.5% 2/1/19	3,500,000	3,500,000
Westport Gen. Oblig. BAN Series 2018, 3% 5/24/19	4,100,000	4,114,443
Weymouth Gen. Oblig. BAN Series 2018, 3% 3/14/19	1,800,000	1,802,238
Winchester Gen. Oblig. BAN Series 2018, 2.75% 6/27/19	2,100,000	2,106,967
		479,753,023
Michigan - 0.0%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.68%, tender 8/29/19 (b)(e)	100,000	100,000
New Hampshire - 0.3%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds Series A1, 1.6% tender 2/5/19, CP mode (a)	5,300,000	5,300,000
New Mexico - 0.0%
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2014 B, 1 month U.S. LIBOR + 0.750% 2.438%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	1,100,000	1,100,151
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.408%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (b)(e)	1,400,000	1,400,299
TOTAL OTHER MUNICIPAL SECURITY
(Cost $502,468,473)		502,468,473
	Shares	Value

Investment Company - 6.1%
Fidelity Municipal Cash Central Fund, 1.44% (g)(h)
(Cost $119,219,342)	119,214,401	119,219,342
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $1,948,038,815)		1,948,038,815
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(14,011,309)
NET ASSETS - 100%		$1,934,027,506

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,700,000 or 0.4% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	1/18/19	$100,000
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$2,200,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	12/18/18	$100,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	11/21/18 - 12/17/18	$1,000,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, SIFMA Municipal Swap Index + 0.180% 1.61%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada)	7/12/18	$4,000,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	11/15/18	$300,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$2,264,023
Total	$2,264,023

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Massachusetts Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,828,819,473)	$1,828,819,473
Fidelity Central Funds (cost $119,219,342)	119,219,342
Total Investment in Securities (cost $1,948,038,815)		$1,948,038,815
Cash		11,614
Receivable for investments sold		5,930,000
Receivable for fund shares sold		256,063
Interest receivable		7,709,909
Distributions receivable from Fidelity Central Funds		121,734
Prepaid expenses		2,741
Other receivables		109
Total assets		1,962,070,985
Liabilities
Payable for investments purchased on a delayed delivery basis	$20,238,745
Payable for fund shares redeemed	6,923,992
Distributions payable	40,748
Accrued management fee	583,100
Other affiliated payables	216,141
Other payables and accrued expenses	40,753
Total liabilities		28,043,479
Net Assets		$1,934,027,506
Net Assets consist of:
Paid in capital		$1,934,084,336
Total distributable earnings (loss)		(56,830)
Net Assets, for 1,930,424,878 shares outstanding		$1,934,027,506
Net Asset Value, offering price and redemption price per share ($1,934,027,506 ÷ 1,930,424,878 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Interest		$29,980,266
Income from Fidelity Central Funds		2,264,023
Total income		32,244,289
Expenses
Management fee	$7,842,381
Transfer agent fees	2,638,105
Accounting fees and expenses	211,113
Custodian fees and expenses	15,723
Independent trustees' fees and expenses	9,696
Registration fees	21,255
Audit	42,865
Legal	10,294
Miscellaneous	11,976
Total expenses before reductions	10,803,408
Expense reductions	(13,090)
Total expenses after reductions		10,790,318
Net investment income (loss)		21,453,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,753
Fidelity Central Funds	8,514
Total net realized gain (loss)		30,267
Net increase in net assets resulting from operations		$21,484,238

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,453,971	$13,269,441
Net realized gain (loss)	30,267	(154,832)
Net increase in net assets resulting from operations	21,484,238	13,114,609
Distributions to shareholders	(21,453,211)	–
Distributions to shareholders from net investment income	–	(13,216,082)
Distributions to shareholders from net realized gain	–	(2,581,689)
Total distributions	(21,453,211)	(15,797,771)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	204,614,835	252,074,261
Reinvestment of distributions	20,959,838	15,419,061
Cost of shares redeemed	(803,508,186)	(1,305,482,934)
Net increase (decrease) in net assets and shares resulting from share transactions	(577,933,513)	(1,037,989,612)
Total increase (decrease) in net assets	(577,902,486)	(1,040,672,774)
Net Assets
Beginning of period	2,511,929,992	3,552,602,766
End of period	$1,934,027,506	$2,511,929,992

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts Municipal Money Market Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.005	.001	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.010	.005	.001	–A	–A
Distributions from net investment income	(.010)	(.005)	(.001)	–A	–A
Distributions from net realized gain	–	(.001)	–A	–A	–A
Total distributions	(.010)	(.005)B	(.001)	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnC	.99%	.53%	.12%	.02%	.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.48%	.37%	.05%	.06%
Expenses net of all reductions	.49%	.48%	.37%	.05%	.06%
Net investment income (loss)	.97%	.44%	.09%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,934,028	$2,511,930	$3,552,603	$6,396,020	$6,701,648

 A Amount represents less than $.0005 per share.

 B Total distributions of $.005 per share is comprised of distributions from net investment income of $.0045 and distributions from net realized gain of $.0007 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Massachusetts Municipal Income Fund (the Income Fund) and Fidelity Massachusetts Municipal Money Market Fund (the Money Market Fund) are funds of Fidelity Massachusetts Municipal Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Shares of the Money Market Fund are only available for purchase by retail shareholders. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Each Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards, market discount and losses deferred due to wash sales.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Massachusetts Municipal Income Fund	$2,096,795,193	$51,299,719	$(16,435,011)	$34,864,708
Fidelity Massachusetts Municipal Money Market Fund	1,948,038,815	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Massachusetts Municipal Income Fund	$399,694	$(2,882,160)	$34,864,708
Fidelity Massachusetts Municipal Money Market Fund	70,674	(127,505)	–

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Massachusetts Municipal Income Fund	$(1,624,202)	$(1,257,958)	$(2,882,160)	$(2,882,160)
Fidelity Massachusetts Municipal Money Market Fund	(127,505)	-–	(127,505)	(127,505)

The tax character of distributions paid was as follows:

January 31, 2019
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$57,682,916	$181,133	$7,842,455	$65,706,504
Fidelity Massachusetts Municipal Money Market Fund	21,453,211	–	–	21,453,211

January 31, 2018
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$60,477,865	$–	$4,758,148	$65,236,013
Fidelity Massachusetts Municipal Money Market Fund	13,216,082	2,546,323	35,366	15,797,771

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Funds' financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $234,263,621 and $327,268,071, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Massachusetts Municipal Income Fund	.25%	.11%	.36%
Fidelity Massachusetts Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Massachusetts Municipal Income Fund	.08%
Fidelity Massachusetts Municipal Money Market Fund	.12%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Massachusetts Municipal Income Fund	.02
Fidelity Massachusetts Municipal Money Market Fund	.01

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Massachusetts Municipal Income Fund	$5,719

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with each Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

Custody expense reduction
Fidelity Massachusetts Municipal Income Fund	$14,948
Fidelity Massachusetts Municipal Money Market Fund	130

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Massachusetts Municipal Income Fund	$11,930
Fidelity Massachusetts Municipal Money Market Fund	12,960

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and the Shareholders of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the "Funds"), each a fund of Fidelity Massachusetts Municipal Trust, including the schedules of investments, as of January 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Fidelity Massachusetts Municipal Income Fund	.46%
Actual		$1,000.00	$1,015.40	$2.34
Hypothetical-C		$1,000.00	$1,022.89	$2.35
Fidelity Massachusetts Municipal Money Market Fund	.49%
Actual		$1,000.00	$1,005.60	$2.48
Hypothetical-C		$1,000.00	$1,022.74	$2.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2019, 100% of each fund's income dividends were free from federal income tax, and 4.82% and 18.09% of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund income dividends, respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts Municipal Income Fund / Fidelity Massachusetts Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance (for Fidelity Massachusetts Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Massachusetts Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Massachusetts Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

Fidelity Massachusetts Municipal Money Market Fund

The Board noted that because there is a relatively small number of state-specific funds in the Lipper objective, Fidelity combines Lipper's separate categories for state-specific funds with all state and national money market funds to create a single mapped group.

The Board noted that the fund's management fee rate ranked above the median of its Total Mapped Group and above the median of its ASPG for 2017, but considered that the management fee rate was only slightly above the Total Mapped Group and ASPG medians.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that Fidelity Massachusetts Municipal Income Fund's total expense ratio ranked below the competitive median for 2017 and Fidelity Massachusetts Municipal Money Market Fund's total expense ratio ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that the competitive data for Fidelity Massachusetts Municipal Money Market Fund reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and reimbursements, the fund's total expense ratio ranked below the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

MAS-ANN-0319
1.700542.122

Fidelity® Massachusetts AMT Tax-Free Money Market Fund Annual Report January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Institutional and Service Class, call 1-877-208-0098, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of January 31, 2019

Days	% of fund's investments 1/31/19
1 - 7	78.3
8 - 30	1.7
31 - 60	4.5
61 - 90	1.6
91 - 180	8.6
>180	5.3

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of January 31, 2019
Variable Rate Demand Notes (VRDNs)	41.4%
Tender Option Bond	27.2%
Other Municipal Security	24.8%
Investment Companies	7.1%
Net Other Assets (Liabilities)*	(0.5)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

1/31/19
Fidelity® Massachusetts AMT Tax-Free Money Market Fund	1.15%
Institutional Clas	1.24%
Service Class	0.99%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2019, the most recent period shown in the table, would have been 1.19% for the Institutional Class and .95% for the Service Class.

Schedule of Investments January 31, 2019

Showing Percentage of Net Assets

Variable Rate Demand Note - 41.4%
	Principal Amount	Value
Alabama - 0.2%
Mobile Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 1.53% 2/7/19, VRDN (a)	$900,000	$900,000
West Jefferson Indl. Dev. Series 2008, 1.53% 2/7/19, VRDN (a)	2,000,000	2,000,000
		2,900,000
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2009 A, 1.39% 2/7/19, LOC State Street Bank & Trust Co., Boston, VRDN (a)	650,000	650,000
Arizona - 0.1%
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 2009 A, 1.47% 2/7/19, VRDN (a)	2,250,000	2,250,000
Connecticut - 0.4%
Connecticut Gen. Oblig. Series 2016 C, 1.49% 2/7/19 (Liquidity Facility Bank of America NA), VRDN (a)	6,100,000	6,100,000
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1993 C, 1.51% 2/7/19, VRDN (a)	100,000	100,000
Series 1999 A, 1.49% 2/7/19, VRDN (a)	200,000	200,000
		300,000
Illinois - 0.0%
Illinois Fin. Auth. Rev. (Latin School Proj.) Series 2005 B, 1.5% 2/7/19, LOC JPMorgan Chase Bank, VRDN (a)	590,000	590,000
Indiana - 0.1%
Lawrenceburg Poll. Cont. Rev. (Indiana Michigan Pwr. Co. Proj.):
Series H, 1.54% 2/7/19, VRDN (a)	1,300,000	1,300,000
Series I, 1.54% 2/7/19, VRDN (a)	800,000	800,000
		2,100,000
Kansas - 0.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. and Lt. Co. Proj.) Series 2007 B, 1.8% 2/7/19, VRDN (a)	1,500,000	1,500,000
Wamego Kansas Poll. Cont. Rfdg. Rev. (Western Resources, Inc. Proj.) Series 1994, 1.75% 2/7/19, VRDN (a)	3,900,000	3,900,000
		5,400,000
Louisiana - 0.4%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 1.6% 2/7/19, VRDN (a)	3,100,000	3,100,000
Series 2010 B1, 1.67% 2/7/19, VRDN (a)	4,080,000	4,080,000
		7,180,000
Massachusetts - 39.7%
Boston Wtr. & Swr. Commission Rev. Series 1994 A, 1.37% 2/7/19, LOC State Street Bank & Trust Co., Boston, VRDN (a)	9,500,000	9,500,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 1.45% 2/7/19, LOC Citibank NA, VRDN (a)	30,450,000	30,450,000
Series 2010 A2, 1.44% 2/7/19, LOC Barclays Bank PLC, VRDN (a)	39,075,000	39,075,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2008 A, 1.48% 2/7/19, LOC Bank of America NA, VRDN (a)	16,685,000	16,685,000
(Boston Univ. Proj.):
Series U-6C, 1.5% 2/1/19, LOC TD Banknorth, NA, VRDN (a)	15,735,000	15,735,000
Series U-6E, 1.62% 2/1/19, LOC TD Banknorth, NA, VRDN (a)	19,550,000	19,550,000
Series U3, 1.35% 2/7/19, LOC Northern Trust Co., VRDN (a)	33,950,000	33,950,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 1.44% 2/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)	3,105,000	3,105,000
(Clark Univ. Proj.) 1.4% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	4,805,000	4,805,000
(College of the Holy Cross Proj.) Series 2008 A, 1.5% 2/1/19, LOC Bank of America NA, VRDN (a)	25,470,000	25,470,000
(Governor Dummer Academy Issues Proj.) Series 2006, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	4,185,000	4,185,000
(ISO New England, Inc. Proj.) Series 2005, 1.42% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	22,620,000	22,620,000
(Wilber School Apts. Proj.) Series 2008 A, 1.45% 2/7/19, LOC Bank of America NA, VRDN (a)	1,185,000	1,185,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 1.39% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	33,420,000	33,420,000
Series 2006:
1.43% 2/7/19, LOC PNC Bank NA, VRDN (a)	2,945,000	2,945,000
1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	2,975,000	2,975,000
Series 2010, 1.45% 2/7/19, LOC Manufacturers & Traders Trust Co., VRDN (a)	920,000	920,000
Massachusetts Gen. Oblig.:
(Central Artery Proj.) Series 2000 A, 1.4% 2/7/19 (Liquidity Facility Citibank NA), VRDN (a)	48,175,000	48,175,000
Series 2001 C, 1.43% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (a)	7,200,000	7,200,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Amherst College Proj.):
Series 2005 I, 1.39% 2/7/19, VRDN (a)	19,740,000	19,740,000
Series 2005 J1, 1.39% 2/7/19, VRDN (a)	28,950,000	28,950,000
Series 2005 J2, 1.54% 2/1/19, VRDN (a)	3,105,000	3,105,000
(Baystate Health Sys. Proj.):
Series 2009 J1, 1.46% 2/7/19, LOC JPMorgan Chase Bank, VRDN (a)	19,500,000	19,500,000
Series 2009 J2, 1.55% 2/1/19, LOC JPMorgan Chase Bank, VRDN (a)	11,840,000	11,840,000
Series 2009 K, 1.44% 2/7/19, LOC Bank of America NA, VRDN (a)	11,745,000	11,745,000
(Baystate Med. Ctr. Proj.) Series 2005 G, 1.62% 2/1/19, LOC TD Banknorth, NA, VRDN (a)	17,265,000	17,265,000
(Boston Univ. Proj.) Series H, 1.31% 2/7/19, LOC State Street Bank & Trust Co., Boston, VRDN (a)	19,020,000	19,020,000
(Harvard Univ. Proj.) Series Y, 1.35% 2/7/19, VRDN (a)	38,090,000	38,090,000
(Henry Heywood Memorial Hosp. Proj.) Series 2009 C, 1.63% 2/1/19, LOC TD Banknorth, NA, VRDN (a)	8,200,000	8,200,000
(Massachusetts Institute of Technology Proj.):
Series 2001 J1, 1.4% 2/7/19, VRDN (a)	55,145,000	55,145,000
Series 2001 J2, 1.35% 2/7/19, VRDN (a)	8,650,000	8,650,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 1.45% 2/7/19, LOC JPMorgan Chase Bank, VRDN (a)	8,605,000	8,605,000
(Williams College Proj.):
Series I, 1.35% 2/7/19, VRDN (a)	9,110,000	9,110,000
Series J, 1.36% 2/7/19, VRDN (a)	22,461,000	22,461,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. (Princeton Westford Proj.) Series 2015 A, 1.44% 2/7/19, LOC Bank of America NA, VRDN (a)	1,885,000	1,885,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev. 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	3,900,000	3,900,000
Massachusetts Indl. Fin. Agcy. Rev.:
(Governor Dummer Academy Proj.) Series 1996, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	700,000	700,000
(Society for the Prevention of Cruelty to Animals Proj.) Series 1997, 1.43% 2/7/19, LOC TD Banknorth, NA, VRDN (a)	1,390,000	1,390,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1999 B, 1.42% 2/7/19, LOC Landesbank Hessen-Thuringen, VRDN (a)	1,300,000	1,300,000
Series 2002 C, 1.58% 2/1/19, LOC Landesbank Hessen-Thuringen, VRDN (a)	13,520,000	13,520,000
Series 2008 C2, 1.46% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (a)	6,730,000	6,730,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 1.4% 2/7/19 (Liquidity Facility Barclays Bank PLC), VRDN (a)	74,950,000	74,950,000
FHLMC Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Tammy Brook Apts. Proj.) Series 2009, 1.43% 2/7/19, LOC Freddie Mac, VRDN (a)	3,360,000	3,360,000
		711,111,000
Wyoming - 0.1%
Converse County Poll. Cont. Rev. (PacifiCorp Projs.) Series 1992, 1.55% 2/7/19, VRDN (a)	700,000	700,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 1.47% 2/7/19, VRDN (a)	600,000	600,000
Sweetwater County Poll. Cont. Rev. (PacifiCorp Proj.):
Series 1992 A, 1.55% 2/7/19, VRDN (a)	800,000	800,000
Series 1992 B, 1.55% 2/7/19, VRDN (a)	300,000	300,000
		2,400,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $740,981,000)		740,981,000

Tender Option Bond - 27.2%
California - 2.0%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Participating VRDN Series XF 10 44, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	2,000,000	2,000,000
California Gen. Oblig. Participating VRDN Series 15 XF0129, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	4,200,000	4,200,000
California Health Facilities Fing. Auth. Participating VRDN Series 16 XG 00 49, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	4,000,000	4,000,000
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 00 48, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	7,400,000	7,400,000
Dignity Health Participating VRDN:
Series 17 04, 1.55% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	795,000	795,000
Series DBE 80 11, 1.63% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	11,900,000	11,900,000
Univ. of California Revs. Participating VRDN Series Floaters XG 00 61, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	5,250,000	5,250,000
		35,545,000
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	1,600,000	1,600,000
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XF 10 36, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	300,000	300,000
		1,900,000
Connecticut - 0.0%
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	1,000,000	1,000,000
Florida - 0.1%
Florida Dept. of Trans. Tpk. Rev. Bonds Series Solar 17 02, 1.42%, tender 5/2/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(b)	200,000	200,000
Tallahassee Memorial Healthcare Participating VRDN Series Floaters ML 70 01, 1.46% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	1,100,000	1,100,000
		1,300,000
Illinois - 0.2%
Chicago Transit Auth. Participating VRDN Series Floaters XM 04 50, 1.47% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)	700,000	700,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	3,500,000	3,500,000
		4,200,000
Kansas - 0.1%
Univ. of Kansas Hosp. Auth. Health Facilities Rev. Participating VRDN Series XF 10 51, 1.53% 2/7/19 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)	1,000,000	1,000,000
Maryland - 0.0%
Baltimore Proj. Rev. Bonds Series Floaters G 28, 1.63%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)	300,000	300,000
Massachusetts - 24.4%
Billerica Gen. Oblig. Bonds Series Solar 17 0027, 1.56%, tender 2/7/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(b)	900,000	900,000
Massachusetts Clean Wtr. Trust Participating VRDN Series Clipper 05 36, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(b)	712,000	712,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN:
Series 2016 20, 1.55% 2/1/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(b)	8,790,000	8,790,000
Series Floaters XF 06 10, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,600,000	1,600,000
Series Floaters XF 26 06, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	1,600,000	1,600,000
Series Floaters ZF 25 68, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	3,100,000	3,100,000
Massachusetts Dev. Fin. Agcy. Participating VRDN Series Floaters XM 03 68, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,700,000	1,700,000
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN:
Series 15 XF0245, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	400,000	400,000
Series 2016 XF2207, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	2,900,000	2,900,000
Series 2016 XM0137, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,650,000	1,650,000
Series Floaters E 130, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada) (a)(b)	11,735,000	11,735,000
Series Floaters XF 26 07, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	2,400,000	2,400,000
Series Floaters XF 27 05, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	3,300,000	3,300,000
Series Floaters YX 10 74, 1.45% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)	4,260,000	4,260,000
Series Floaters ZF 06 04, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,700,000	1,700,000
Series Floaters ZF 27 22, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	6,065,000	6,065,000
Series Floaters ZM 05 72, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,000,000	1,000,000
Series Floaters ZM 05 74, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,500,000	1,500,000
Series MS 3373, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	900,000	900,000
Massachusetts Gen. Oblig. Participating VRDN:
Series 16 XF0374, 1.44% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	2,000,000	2,000,000
Series 16 XM 03 35, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	7,500,000	7,500,000
Series 16 XM0221, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	18,955,000	18,955,000
Series 16 ZF0377, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (a)(b)	4,375,000	4,375,000
Series Clipper 09 37, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(b)	12,000,000	12,000,000
Series Clipper 09 67, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(b)	48,810,000	48,810,000
Series Clipper 09 69, 1.46% 2/7/19 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(b)	21,015,000	21,015,000
Series Floaters E 116, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada) (a)(b)	9,800,000	9,800,000
Series Floaters G4, 1.45% 2/7/19 (Liquidity Facility Royal Bank of Canada) (a)(b)	13,000,000	13,000,000
Series Floaters G9, 1.45% 2/7/19 (Liquidity Facility Royal Bank of Canada) (a)(b)	3,800,000	3,800,000
Series Floaters XF 05 30, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (a)(b)	1,800,000	1,800,000
Series Floaters XF 27 06, 1.43% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	10,600,000	10,600,000
Series Floaters XG 01 42, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	5,980,000	5,980,000
Series Floaters XM 03 72, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	4,600,000	4,600,000
Series Floaters XM 07 10, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	2,500,000	2,500,000
Series Floaters ZF 26 93, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	9,100,000	9,100,000
Series Floaters ZF 26 95, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	4,100,000	4,100,000
Series Floaters ZM 05 79, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	1,100,000	1,100,000
Massachusetts Health & Edl. Facilities Auth. Participating VRDN Series XL 00 17, 1.46% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)	2,550,000	2,550,000
Massachusetts Health & Edl. Facilities Auth. Rev. Participating VRDN:
Series 16 XG0014, 1.44% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	5,550,000	5,550,000
Series Floaters XF 00 47, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	1,500,000	1,500,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Bonds Series Solar 17 13, 1.56%, tender 2/21/19 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(b)	3,900,000	3,900,000
Participating VRDN:
Series 15 XF2203, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	7,460,000	7,460,000
Series 16 XM0239, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	11,250,000	11,250,000
Series 16 ZM0173, 1.46% 2/7/19 (Liquidity Facility Royal Bank of Canada) (a)(b)	8,000,000	8,000,000
Series EGL 14 C031A, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	1,000,000	1,000,000
Series EGL 15 0004, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	17,900,000	17,900,000
Series EGL 15 001, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	20,900,000	20,900,000
Series EGL 15 002, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	30,885,000	30,885,000
Series EGL 15 003, 1.46% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	19,000,000	19,000,000
Series Floaters XF 27 75, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	9,750,000	9,750,000
Series Floaters XM 04 30, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	3,335,000	3,335,000
Series Floaters XX 10 08, 1.45% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)	6,300,000	6,300,000
Series Floaters YX 10 29, 1.45% 2/7/19 (Liquidity Facility Barclays Bank PLC) (a)(b)	10,820,000	10,820,000
Series Floaters ZF 06 84, 1.45% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	12,135,000	12,135,000
Series Floaters ZF 06 92, 1.45% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	1,985,000	1,985,000
Series ROC II R 14021, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	7,500,000	7,500,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, SIFMA Municipal Swap Index + 0.180% 1.61%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)	6,420,000	6,420,000
Massachusetts Wtr. Resources Auth. Participating VRDN Series XM 02 87, 1.45% 2/7/19 (Liquidity Facility JPMorgan Chase Bank) (a)(b)	300,000	300,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Participating VRDN:
Series Floaters XF 25 02, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	4,050,000	4,050,000
Series Floaters XF 27 01, 1.45% 2/7/19 (Liquidity Facility Citibank NA) (a)(b)	2,800,000	2,800,000
Saugus Gen. Oblig. Participating VRDN Series Floaters XF 06 81, 1.46% 2/7/19 (Liquidity Facility Toronto-Dominion Bank) (a)(b)	3,000,000	3,000,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Participating VRDN Series XL 0042, 1.46% 2/7/19 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)	1,000,000	1,000,000
		436,537,000
Montana - 0.1%
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	1,365,000	1,365,000
Ohio - 0.1%
Cuyahoga County Ctfs. of Prtn. Participating VRDN Series Floaters XG 02 06, 1.55% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	200,000	200,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	590,000	590,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	1,000,000	1,000,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.63%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)	275,000	275,000
		2,065,000
Oklahoma - 0.0%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Participating VRDN Series Floaters XG 02 10, 1.46% 2/7/19 (Liquidity Facility Bank of America NA) (a)(b)	200,000	200,000
Pennsylvania - 0.1%
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	100,000	100,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, SIFMA Municipal Swap Index + 0.170% 1.6%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)	700,000	700,000
Pennsylvania Tpk. Commission Tpk. Rev.:
Bonds Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.63%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada) (a)(b)(c)(d)	500,000	500,000
Participating VRDN Series Floaters 2018 029, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	300,000	300,000
		1,600,000
Texas - 0.0%
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC) (a)(b)(c)	100,000	100,000
TOTAL TENDER OPTION BOND
(Cost $487,112,000)		487,112,000

Other Municipal Security - 24.8%
Georgia - 0.1%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, SIFMA Municipal Swap Index + 0.100% 1.53%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (a)(d)	595,000	595,000
Series 2010 A2, SIFMA Municipal Swap Index + 0.100% 1.53%, tender 2/1/19 (Liquidity Facility Royal Bank of Canada) (a)(d)	1,685,000	1,685,000
		2,280,000
Kentucky - 0.1%
Jefferson County Poll. Cont. Rev. Bonds Series 2001 A, 1.8% tender 2/6/19, CP mode	1,100,000	1,100,000
Massachusetts - 24.5%
Avon Gen. Oblig. BAN Series 2018, 3% 9/26/19	5,300,000	5,333,856
Billerica Gen. Oblig. BAN Series 2018:
3% 6/28/19	1,730,000	1,737,866
3% 9/27/19	1,700,000	1,709,248
Boston Gen. Oblig. Bonds:
Series 2017 A, 5% 4/1/19	1,000,000	1,005,260
Series 2018 A, 5% 5/1/19	10,360,000	10,442,215
Boston Wtr. & Swr. Commission Rev. Bonds Series A, 5% 5/1/19 (Pre-Refunded to 5/1/19 @ 100)	1,000,000	1,007,678
Brookline Gen. Oblig. BAN Series 2018, 2.5% 3/29/19	2,500,000	2,503,625
Cambridge Gen. Oblig. Bonds Series 2016, 3% 2/15/19	1,525,000	1,525,895
Chicopee Gen. Oblig. BAN Series 2018, 3% 8/22/19	3,700,000	3,720,536
Falmouth Gen. Oblig. BAN Series 2019, 3% 2/4/20 (e)	7,900,000	7,995,985
Franklin Gen. Oblig. BAN Series 2018, 3% 5/17/19	2,000,000	2,006,606
Gloucester Gen. Oblig. BAN Series 2018 B, 3% 9/20/19	4,380,000	4,408,547
Hingham Gen. Oblig. BAN Series 2018, 4% 5/16/19	7,840,426	7,889,596
Massachusetts Bay Trans. Auth. Assessment Rev. Bonds Series 2012 A, 5% 7/1/19	6,300,000	6,378,882
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2010 C, 5% 7/1/19	1,900,000	1,923,958
Massachusetts Clean Wtr. Trust Bonds Series 2014, 5% 8/1/19	1,685,000	1,710,914
Massachusetts Dev. Fin. Agcy. Series 2019, 1.73% 3/5/19, LOC TD Banknorth, NA, CP	2,260,000	2,260,000
Massachusetts Dev. Fin. Agcy. Rev. Bonds:
Series 2009, 5.75% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	4,885,000	4,961,496
Series 2015 O3, 0.005% x SIFMA Municipal Swap Index 1.91%, tender 1/29/20 (a)(d)	1,400,000	1,401,752
Series V1, 5% 10/1/19 (Pre-Refunded to 10/1/19 @ 100)	2,600,000	2,654,107
Massachusetts Gen. Oblig.:
Bonds:
Series 2009 A:
5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	1,010,000	1,012,760
5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	1,000,000	1,002,447
Series 2014, 3% 7/1/19	370,000	371,911
Series 2017 B, 2.03% 2/1/20 (a)(d)	2,400,000	2,404,980
Series A, 5% 3/1/19 (Pre-Refunded to 3/1/19 @ 100)	500,000	501,371
RAN:
Series 2018 A, 4% 4/25/19	2,145,000	2,155,858
Series 2018 B, 4% 5/23/19	13,200,000	13,282,813
Series 2018 C, 4% 6/20/19	4,740,000	4,777,898
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Baystate Health Sys. Proj.) Series 2009 I, 5.75% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	3,500,000	3,554,790
(Partners HealthCare Sys., Inc. Proj.) Series 2010 J1, 5% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	3,405,000	3,449,822
Series 2010 J1, 5% 7/1/19 (Pre-Refunded to 7/1/19 @ 100)	4,235,000	4,288,258
Series H1:
1.65% tender 3/6/19, CP mode	11,300,000	11,300,000
1.68% tender 3/4/19, CP mode	6,400,000	6,400,000
1.78% tender 2/1/19, CP mode	4,000,000	4,000,000
1.78% tender 2/4/19, CP mode	7,000,000	7,000,000
1.78% tender 2/5/19, CP mode	10,300,000	10,300,000
Series H2:
1.62% tender 3/7/19, CP mode	1,000,000	1,000,000
1.78% tender 2/6/19, CP mode	8,985,000	8,985,000
1.78% tender 2/7/19, CP mode	9,090,000	9,090,000
Series 2018, 1.76% 3/11/19, CP	14,000,000	14,000,000
Series 2019:
1.75% 10/2/19, CP	9,600,000	9,600,000
1.75% 10/10/19, CP	26,000,000	26,000,000
1.75% 10/10/19, CP	250,000	250,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds:
Series 1992, 1.72% tender 2/14/19, CP mode	7,200,000	7,200,000
Series 92, 1.78% tender 2/4/19, CP mode	10,600,000	10,600,000
Massachusetts Port Auth. Rev. Series 12A:
1.83% 4/3/19, LOC TD Banknorth, NA, CP	11,000,000	11,000,000
1.84% 2/12/19, LOC TD Banknorth, NA, CP	5,000,000	5,000,000
Massachusetts Spl. Oblig. Rev. Bonds Series 2005 A, 5.5% 6/1/19	1,300,000	1,315,151
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series B1, 5% 8/1/19	9,300,000	9,440,063
Series 99:
1.86% 5/2/19, LOC State Street Bank & Trust Co., Boston, CP	17,000,000	17,000,000
1.86% 5/9/19, LOC State Street Bank & Trust Co., Boston, CP	16,500,000	16,500,000
Middleborough Gen. Oblig. BAN Series 2019, 3% 10/4/19	3,459,453	3,482,674
Millis Gen. Oblig. BAN Series 2018, 3% 11/1/19	2,442,000	2,459,363
Nantucket Gen. Oblig. BAN:
Series A, 2.5% 2/22/19	2,300,000	2,300,887
Series B, 3% 5/24/19	3,100,000	3,110,251
North Middlesex Reg'l. School District BAN Series 2019, 3% 2/5/20 (e)	10,700,000	10,826,046
North Reading Gen. Oblig. BAN Series 2018, 3% 6/14/19	8,118,932	8,153,782
Orleans Gen. Oblig. Anticipation Notes BAN Series 2018, 2.5% 2/8/19	7,938,561	7,939,693
Peabody Gen. Oblig. BAN Series 2018, 2.5% 3/22/19	5,460,000	5,465,139
Revere Gen. Oblig. Bonds Series 2009, 5.5% 4/1/19 (Pre-Refunded to 4/1/19 @ 100)	2,190,000	2,202,829
Salisbury Gen. Oblig. BAN Series 2018, 3% 9/13/19	2,200,000	2,214,161
Scituate Gen. Oblig. BAN Series 2018, 3% 2/1/19	14,939,000	14,939,000
Shrewsbury Gen. Oblig. BAN Series 2018, 3% 7/19/19	3,000,000	3,013,004
Somerville Gen. Oblig. BAN Series 2018, 3% 6/7/19	10,300,000	10,338,924
Stow Gen. Oblig. BAN Series 2018, 3% 5/1/19	3,600,000	3,609,910
Topsfield Gen. Oblig. BAN Series 2018:
3% 3/8/19	5,275,000	5,281,054
3% 5/10/19	4,100,000	4,112,429
Waltham Gen. Oblig. BAN:
Series 2018, 3% 6/27/19	2,278,479	2,288,769
Series 2019, 3% 6/27/19	7,400,000	7,430,710
Westborough Gen. Oblig. BAN Series 2018, 3% 5/31/19	12,628,100	12,678,797
Westfield Gen. Oblig. BAN:
Series 2018 A, 3% 6/14/19	1,895,000	1,902,589
Series 2018, 3% 10/31/19	2,800,000	2,819,217
Weston Gen. Oblig. BAN Series 2018, 2.5% 2/1/19	3,300,000	3,300,000
Westport Gen. Oblig. BAN Series 2018, 3% 5/24/19	2,650,000	2,659,335
Weymouth Gen. Oblig. BAN Series 2018:
3% 3/14/19	18,640,000	18,667,495
3% 3/14/19	1,300,000	1,301,616
Winchester Gen. Oblig. BAN Series 2018, 2.75% 6/27/19	1,445,000	1,449,794
		439,308,612
Michigan - 0.0%
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.68%, tender 8/29/19 (a)(d)	100,000	100,000
New Mexico - 0.0%
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev. Bonds Series 2014 B, 1 month U.S. LIBOR + 0.750% 2.438%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (a)(d)	1,000,000	1,000,139
Ohio - 0.1%
Lancaster Port Auth. Gas Rev. Bonds Series 2014, 1 month U.S. LIBOR + 0.720% 2.408%, tender 8/1/19 (Liquidity Facility Royal Bank of Canada) (a)(d)	1,000,000	1,000,214
TOTAL OTHER MUNICIPAL SECURITY
(Cost $444,788,965)		444,788,965
	Shares	Value

Investment Company - 7.1%
Fidelity Tax-Free Cash Central Fund, 1.42% (f)(g)
(Cost $126,624,529)	126,615,022	126,624,529
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,799,506,494)		1,799,506,494
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(8,421,141)
NET ASSETS - 100%		$1,791,085,353

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Provides evidence of ownership in one or more underlying municipal bonds.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,545,000 or 1.0% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Baltimore Proj. Rev. Bonds Series Floaters G 28, 1.63%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada)	7/12/18	$300,000
Berks County Muni. Auth. Rev. Participating VRDN Series Floaters 001, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	1/18/19	$100,000
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters 018, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	10/15/18	$1,600,000
Connecticut Gen. Oblig. Participating VRDN Series Floaters 014, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	1/24/19	$1,000,000
Dignity Health Participating VRDN Series 17 04, 1.55% 3/14/19 (Liquidity Facility Barclays Bank PLC)	10/5/17 - 1/18/19	$795,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Participating VRDN Series Floaters 010, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	12/18/18	$100,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters 017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	8/16/18 - 12/17/18	$3,500,000
Massachusetts Spl. Oblig. Dedicated Tax Rev. Bonds Series Floaters G 29, SIFMA Municipal Swap Index + 0.180% 1.61%, tender 7/1/19 (Liquidity Facility Royal Bank of Canada)	7/12/18 - 7/26/18	$6,420,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 00 31 44, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	9/14/17	$590,000
Missoula Wtr. Sys. Rev. Participating VRDN Series Floaters 011, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	1/25/18 - 3/2/18	$1,365,000
Ohio Higher Edl. Facility Commission Rev. Participating VRDN Series 2017, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	3/9/17 - 8/6/18	$1,000,000
Ohio Univ. Gen. Receipts Athens Bonds Series Floaters G 27, 1.63%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	7/12/18	$275,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series 2016 E75, SIFMA Municipal Swap Index + 0.170% 1.6%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	2/2/18 - 8/3/18	$700,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series Floaters G 43, SIFMA Municipal Swap Index + 0.200% 1.63%, tender 6/3/19 (Liquidity Facility Royal Bank of Canada)	8/2/18	$500,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters 2018 029, 1.58% 3/14/19 (Liquidity Facility Barclays Bank PLC)	11/15/18	$300,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$1,980,225
Total	$1,980,225

Amounts in the income column in the above table exclude any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,672,881,965)	$1,672,881,965
Fidelity Central Funds (cost $126,624,529)	126,624,529
Total Investment in Securities (cost $1,799,506,494)		$1,799,506,494
Cash		585,329
Receivable for investments sold		3,000,000
Receivable for fund shares sold		11,445,987
Interest receivable		7,925,342
Distributions receivable from Fidelity Central Funds		146,506
Receivable from investment adviser for expense reductions		58,449
Other receivables		153
Total assets		1,822,668,260
Liabilities
Payable for investments purchased
Regular delivery	$575,606
Delayed delivery	18,822,031
Payable for fund shares redeemed	11,456,673
Distributions payable	339,243
Accrued management fee	301,856
Distribution and service plan fees payable	21
Other affiliated payables	87,477
Total liabilities		31,582,907
Net Assets		$1,791,085,353
Net Assets consist of:
Paid in capital		$1,791,141,782
Total distributable earnings (loss)		(56,429)
Net Assets		$1,791,085,353
Net Asset Value and Maximum Offering Price
Massachusetts AMT Tax-Free Money Market Fund:
Net Asset Value, offering price and redemption price per share ($282,538,403 ÷ 282,343,613 shares)		$1.00
Institutional Class:
Net Asset Value, offering price and redemption price per share ($1,508,445,180 ÷ 1,508,009,255 shares)		$1.00
Service Class:
Net Asset Value, offering price and redemption price per share ($101,770 ÷ 101,740 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2019
Investment Income
Interest		$19,943,213
Income from Fidelity Central Funds		1,980,225
Total income		21,923,438
Expenses
Management fee	$3,014,757
Transfer agent fees	887,968
Distribution and service plan fees	289
Independent trustees' fees and expenses	6,385
Total expenses before reductions	3,909,399
Expense reductions	(618,428)
Total expenses after reductions		3,290,971
Net investment income (loss)		18,632,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,764
Fidelity Central Funds	8,304
Total net realized gain (loss)		20,068
Net increase in net assets resulting from operations		$18,652,535

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2019	Year ended January 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,632,467	$6,666,198
Net realized gain (loss)	20,068	(102,039)
Net increase in net assets resulting from operations	18,652,535	6,564,159
Distributions to shareholders	(18,632,213)	–
Distributions to shareholders from net investment income	–	(6,656,510)
Distributions to shareholders from net realized gain	–	(41,132)
Total distributions	(18,632,213)	(6,697,642)
Share transactions - net increase (decrease)	530,137,699	471,649,566
Total increase (decrease) in net assets	530,158,021	471,516,083
Net Assets
Beginning of period	1,260,927,332	789,411,249
End of period	$1,791,085,353	$1,260,927,332

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.011	.006	.002	–A	–A
Net realized and unrealized gain (loss)	–A	–A	–A	.001	–A
Total from investment operations	.011	.006	.002	.001	–A
Distributions from net investment income	(.011)	(.006)	(.002)	–A	–A
Distributions from net realized gain	–	–A	–	(.001)	–A
Total distributions	(.011)	(.006)	(.002)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.15%	.61%	.22%	.11%	.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	.30%	.30%	.30%	.30%	.30%
Expenses net of fee waivers, if any	.30%	.30%	.26%	.05%	.07%
Expenses net of all reductions	.30%	.30%	.26%	.05%	.06%
Net investment income (loss)	1.15%	.62%	.23%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$282,538	$241,538	$200,828	$200,616	$235,903

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity Massachusetts AMT Tax-Free Money Market Fund Institutional Class

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.012	.007	.003	–A	–A
Net realized and unrealized gain (loss)	–A	–A	–A	.001	–A
Total from investment operations	.012	.007	.003	.001	–A
Distributions from net investment income	(.012)	(.007)	(.003)	–A	–A
Distributions from net realized gain	–	–A	–	(.001)	–A
Total distributions	(.012)	(.007)	(.003)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	1.25%	.71%	.30%	.11%	.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	.25%	.25%	.25%	.25%	.25%
Expenses net of fee waivers, if any	.20%	.20%	.18%	.05%	.07%
Expenses net of all reductions	.20%	.20%	.18%	.05%	.06%
Net investment income (loss)	1.25%	.72%	.31%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,508,445	$1,019,289	$588,483	$432,509	$484,222

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Fidelity Massachusetts AMT Tax-Free Money Market Fund Service Class

Years ended January 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.010	.005	.001	–A	–A
Net realized and unrealized gain (loss)	–A	–A	–A	.001	–A
Total from investment operations	.010	.005	.001	.001	–A
Distributions from net investment income	(.010)	(.005)	(.001)	–A	–A
Distributions from net realized gain	–	–A	–	(.001)	–A
Total distributions	(.010)	(.005)	(.001)	(.001)	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.99%	.46%	.11%	.11%	.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.45%	.45%	.37%	.05%	.06%
Expenses net of all reductions	.45%	.45%	.37%	.05%	.06%
Net investment income (loss)	1.00%	.47%	.12%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$102	$101	$100	$100	$100

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2019

1. Organization.

Fidelity Massachusetts AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Massachusetts Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Massachusetts AMT Tax-Free Money Market Fund, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Shares of the Fund are only available for purchase by retail shareholders. The Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$1,799,506,494

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$27,001
Capital loss carryforward	$(83,430)
Net unrealized appreciation (depreciation) on securities and other investments	$–

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(83,430)
Total capital loss carryforward	$(83,430)

The tax character of distributions paid was as follows:

	January 31, 2019	January 31, 2018
Tax-exempt Income	18,632,213	6,656,510
Long-term Capital Gains	–	41,132
Total	$18,632,213	$ 6,697,642

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation (As Applicable)	Prior Line-Item Presentation (As Applicable)
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, the investment adviser pays class-level expenses for Massachusetts AMT Tax-Free Money Market Fund so that the total expenses do not exceed .35%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Service Class	.25%	$289	$289

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees with respect to each account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Each class, with the exception of Massachusetts AMT Tax-Free Money Market Fund, pays a transfer agent fee equal to an annual rate of .05% of class-level average net assets. Massachusetts AMT Tax-Free Money Market Fund pays a transfer agent fee equal to an annual rate of .10% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Amount
Massachusetts AMT Tax-Free Money Market Fund	$265,080
Institutional Class	622,830
Service Class	58
$887,968

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Expense Reductions.

The investment adviser contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceed .20% and .45%, respectively. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $617,802 and $58, respectively.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's management fee by $568.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended January 31, 2019	Year ended January 31, 2018
Distributions to shareholders
Massachusetts AMT Tax-Free Money Market Fund	$3,032,312	$–
Institutional Class	15,598,772	–
Service Class	1,129	–
Total	$18,632,213	$–
From net investment income
Massachusetts AMT Tax-Free Money Market Fund	$–	$1,329,497
Institutional Class	–	5,326,558
Service Class	–	455
Total	$–	$6,656,510
From net realized gain
Massachusetts AMT Tax-Free Money Market Fund	$–	$10,186
Institutional Class	–	30,941
Service Class	–	5
Total	$–	$41,132

7. Share Transactions.

Share transactions for each class of shares at a $1.00 per share were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Year ended January 31, 2019	Year ended January 31, 2018
Massachusetts AMT Tax-Free Money Market Fund
Shares sold	215,387,768	158,580,305
Reinvestment of distributions	2,666,249	1,208,311
Shares redeemed	(177,053,032)	(119,025,561)
Net increase (decrease)	41,000,985	40,763,055
Institutional Class
Shares sold	1,584,381,976	799,321,386
Reinvestment of distributions	12,742,758	4,196,992
Shares redeemed	(1,107,989,022)	(372,632,327)
Net increase (decrease)	489,135,712	430,886,051
Service Class
Shares sold	78,644	–
Reinvestment of distributions	1,102	460
Shares redeemed	(78,744)	–
Net increase (decrease)	1,002	460

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts AMT Tax-Free Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Massachusetts AMT Tax-Free Money Market Fund (the "Fund"), a fund of Fidelity Massachusetts Municipal Trust, including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 260 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Massachusetts AMT Tax-Free Money Market Fund or 1-877-208-0098 for Institutional Class and Service Class.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President Fixed Income, High Income/Emerging Market Debt and Multi Asset Class Strategies of FIAM LLC (2018-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 to January 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Expenses Paid During Period-B August 1, 2018 to January 31, 2019
Massachusetts AMT Tax-Free Money Market Fund	.30%
Actual		$1,000.00	$1,006.40	$1.52
Hypothetical-C		$1,000.00	$1,023.69	$1.53
Institutional Class	.20%
Actual		$1,000.00	$1,006.90	$1.01
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class	.45%
Actual		$1,000.00	$1,005.70	$2.27
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

During fiscal year ended 2019, 100% of the fund's income dividends were free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2018 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for funds that had such fees; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, in prior years, the fund was compared on the basis of a hypothetical "net management fee," which was derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians), as well as "class-level" expenses paid by FMR under expense limitation arrangements in effect for the fund, from the fund's management fee. Fidelity no longer calculates a hypothetical net management fee for the fund and, as a result, the chart does not include a hypothetical net management fee for 2017.

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):
MA AMT Tax-Free MM - Net
MA AMT Tax-Free MM - Gross
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
37
38
36
35
34
36
35
35
33
32
18
20
17
20
17
20
17
20
20
2013
2014
2015
2016
2017

	2013	2014	2015	2016	2017
TMG %	14%	11%	12%	17%	21%
Funds	148	138	121	90	72
ASPG Quartile	1st	1st	1st	1st	2nd

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2017.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees, paid by FMR under the fund's management contract. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Institutional Class and the retail class ranked below the competitive median for 2017 and the total expense ratio of Service Class ranked above the competitive median for 2017. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class. The Board noted that the total expense ratio of Service Class was above the competitive median because of its 12b-1 fees and because of high expenses due to small class size. The Board considered that the competitive data reflects periods for which many competitor funds waived fees or reimbursed expenses in order to maintain a minimum yield. The Board also considered that, as interest rates rise, many competitors have eliminated such waivers, but the externally sourced competitive data for 2017 had not yet caught up to the fiscal periods during which competitors have stopped waiving fees to maintain minimum yields. The Board noted that, excluding fee waivers and 12b-1 fees, the total expense ratio of Service Class ranked below the median.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of the retail class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.35%. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the class. The Board further considered that FMR has contractually agreed to reimburse Institutional Class and Service Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.20% and 0.45%.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, the expense ratio of the retail class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of Fidelity's voluntary expense limitation agreements; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (ix) the impact of recent changes to the money market fund landscape, including the full implementation of money market fund reform and rising interest rates, on Fidelity's money market funds; (x) the funds' share class structures and distribution channels; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SMA-ANN-0319
1.854000.111

Item 2.

Code of Ethics

As of the end of the period, January 31, 2019, Fidelity Massachusetts Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Massachusetts AMT Tax-Free Money Market Fund, Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$30,000	$100	$5,100	$900
Fidelity Massachusetts Municipal Income Fund	$43,000	$100	$5,100	$1,300
Fidelity Massachusetts Municipal Money Market Fund	$30,000	$100	$5,100	$900

January 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$31,000	$100	$5,100	$900
Fidelity Massachusetts Municipal Income Fund	$44,000	$100	$5,100	$1,200
Fidelity Massachusetts Municipal Money Market Fund	$31,000	$100	$5,100	$900

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2019A	January 31, 2018A
Audit-Related Fees	$290,000	$3,000
Tax Fees	$5,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2019A	January 31, 2018A
Deloitte Entities	$775,000	$325,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Massachusetts Municipal Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 27, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 27, 2019